SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           | |

Check the appropriate box:

|X|      Preliminary Proxy Statement
| |      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
| |      Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-12

                              Phoenix Adviser Trust
                   Registration Nos. 811-21371 and 333-106142

                               Phoenix Asset Trust
                         (formerly Phoenix-Kayne Funds)
                    Registration Nos. 811-07705 and 333-08045

                         Phoenix CA Tax-Exempt Bond Fund
                    Registration Nos. 811-03714 and 002-83024

                           Phoenix Equity Series Fund
                    Registration Nos. 811-08245 and 333-29043

                              Phoenix Equity Trust
                   Registration Nos. 811-00945 and 333-118174

                       Phoenix Institutional Mutual Funds
                    Registration Nos. 811-09140 and 033-80057

                         Phoenix Investment Series Fund
                    Registration Nos. 811-04725 and 033-06930

                           Phoenix Investment Trust 97
                    Registration Nos. 811-08343 and 333-34537

                           Phoenix Investment Trust 06
                        (formerly Phoenix-Engemann Funds)
                    Registration Nos. 811-04506 and 033-01922

                          Phoenix Multi-Portfolio Fund
                    Registration Nos. 811-05436 and 033-19423

                           Phoenix Multi-Series Trust
                    Registration Nos. 811-06566 and 033-45758

                           Phoenix Opportunities Trust
                    Registration Nos. 811-07455 and 033-65137

                                 Phoenix PHOLIOs
                    Registration Nos. 811-07643 and 333-05039

                               Phoenix Portfolios
                    Registration Nos. 811-08631 and 333-45675

                               Phoenix Series Fund
                    Registration Nos. 811-00810 and 002-14069

                      Phoenix Strategic Equity Series Fund
                    Registration Nos. 811-04727 and 033-06931

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.

| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction
                      applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4) Proposed maximum aggregate value of transaction:
                  (5) Total fee paid:

| |      Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid:
                  (2) Form, Schedule or Registration Statement no.:
                  (3) Filing Party:
                  (4) Date Filed:

           IMPORTANT: PLEASE VOTE YOUR SHARES BEFORE OCTOBER 31, 2006.

September 1, 2006

Dear Shareholder:

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special October 31, 2006 meeting of shareholders of each series of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund (the "Trusts"). Each series of a Trust is referred to as a "Fund" and collectively as the "Funds" unless otherwise specified. Your vote is vital to the outcome of several proposals that are being presented by the Board of Trustees of each Trust.

Among the proposals being presented to the shareholders of the Funds is the election of eleven Trustees to serve on each Board of Trustees until the next meeting of shareholders at which Trustees are elected and the ratification of the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Funds. Shareholders of the Funds identified in Proposal 2 of the enclosed Proxy Statement (the "Manager-of-Managers Funds") are being asked to permit Phoenix Investment Counsel, Inc. ("PIC"), investment adviser of each Trust, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. Further, shareholders of the Funds identified in Proposal 3 of the enclosed Proxy Statement (the "Fundamental Restriction Funds") are being asked to amend certain of their fundamental investment restrictions. In addition, shareholders of the Funds identified in Proposal 4 of the enclosed Proxy Statement (the "Investment Objective Funds") are being presented with a proposal to reclassify their investment objectives from fundamental to non-fundamental.

Proposal details are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, the voting process and the shareholder meeting.

Each Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed proxy card.

YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call Phoenix Mutual Fund Services at 1-800-243-1574, Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. reminding you to vote your shares.

Sincerely,

/s/ Daniel T. Geraci
Daniel T. Geraci
President and Chief Executive Officer
Phoenix Investment Partners, Ltd.

                             Q & A FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting the Funds of the Trusts that will be the subject of a shareholder vote.

Q. What issues am I being asked to vote on at the upcoming meeting on October 31, 2006?

A. As described in the enclosed Proxy Statement, shareholders of the Trusts are asked to approve:

         - The election of eleven trustees to serve on the Board of Trustees; and

         - A proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Funds.

         Shareholders of the Manager-of-Managers Funds listed at the end of this Q & A are asked to approve:

         - A proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

         Shareholders of the Fundamental Restriction Funds listed at the end of this Q & A are asked to approve:

         - A proposal to amend certain fundamental investment restrictions of the Fundamental Restriction Funds.

         Shareholders of the Investment Objective Funds listed at the end of this Q & A are asked to approve:

         - A proposal to reclassify the investment objectives of the Investment Objective Funds from fundamental to non-fundamental.

Q.       Why am I being asked to elect new Trustees?

A. None of the Trusts' Declarations of Trust require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, each Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy arises on the Board of Trustees, less than two-thirds (2/3) of the Trustees holding office would have been elected by shareholders. As a result, the addition of new Trustees requires a vote of the shareholders. In connection with the foregoing, the Boards considered the qualifications of each of the nominees, including those nominees that currently serve as Trustees, and determined that the breadth and depth of the Boards, by virtue of the varied backgrounds and qualifications of their nominees, are beneficial to shareholders.

Q. Why am I being asked to vote on a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval?

A. PIC has significant experience hiring and supervising subadvisers. Each Board of Trustees believes the proposal will benefit shareholders by allowing PIC, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of and unnecessary delays associated with proxy solicitations. This is especially true in today's rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. The Funds have already obtained exemptive relief from the Securities and Exchange Commission permitting them to operate in this manner as long as (i) shareholder approval is obtained, (ii) the relevant Board approves each subadviser or subadvisory agreement change and (iii) certain information is provided to shareholders within 90 days of any changes being made.

Q. Does PIC intend to recommend that any of the Funds hire or change a subadviser?

A. No. As of the date of this Proxy Statement, the Boards do not expect to consider any new subadvisers for the Funds. However, if this proposal is approved, new subadvisers could be hired without the expense of a shareholder meeting.

Q. Will the advisory fees and expenses of the Funds increase if this proposal is approved?

A. No, the advisory fee schedule will not change. A subadviser will be paid a portion of the advisory fee currently paid to PIC as described in the advisory agreement between PIC and each Trust, on behalf of the Funds. Please refer to the prospectus of each Fund, available on our web site, www.PhoenixFunds.com, for information about advisory fees.

Q.       Will I be notified of any changes to a Fund's subadvisory arrangements?

A. Yes. Within 90 days of a change to a Fund's subadvisory arrangements, you will be provided with a written notice that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q. Why am I being asked to vote on a proposal to change certain fundamental investment restrictions of the Fundamental Restriction Funds?

A. Each Board of Trustees believes the proposed changes in investment restrictions will benefit shareholders by allowing the portfolio managers of the Fundamental Restriction Funds to adapt more quickly to future changes in investment opportunities. In addition, because certain of the Fundamental Restriction Funds became part of the Phoenix Fund Complex after their formation, such Funds contain fundamental investment policies that do not conform to the standard fundamental investment policies of the Funds in the Phoenix Fund Complex. The proposed changes in investment restrictions are designed to conform the fundamental investment policies of such Funds to the fundamental investment policies of the other Funds in the Phoenix Fund Complex. The Board of Trustees desires to have comparable fundamental investment restrictions in place for all of the Funds in the Phoenix Fund Complex, thereby enhancing the portfolio managers' ability to execute the investment strategies and enhancing the compliance infrastructure for the Funds.

Q. Why am I being asked to vote for the reclassification of the investment objective of the Investment Objective Funds from fundamental to non-fundamental?

A. In order to reclassify an investment objective from fundamental to non-fundamental, shareholder approval is necessary. There is no requirement that a Fund's investment objective be fundamental. If approved by shareholders, this proposal would allow the Board of Trustees to change a Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Shareholders of the Investment Objective Funds would receive notice prior to the implementation of any change to the investment objective.

Q. Why am I being asked to vote on a proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts?

A. PricewaterhouseCoopers LLC has acted as the independent registered public accounting firm for the Trusts for many years. Each Board of Trustees has recently selected PricewaterhouseCoopers LLC to act as the independent registered public accounting firm for each Trust's fiscal year ending in 2006. Each Board's selection was recommended by its Audit Committee at a meeting held on May 18, 2006. The Audit Committee of each Board meets at least twice a year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement and review the financial statements of the Funds and the results of their examinations thereof. In addition, PricewaterhouseCoopers LLC does not have any direct financial interest or any material indirect financial interest in any of the Funds.

Q.       What happens if a proposal is not approved?

A. If the required vote is not received with respect to any of the proposals, the Boards of Trustees will determine what options are available for the Funds.

Q.       Has each Board of Trustees approved the applicable proposals?

A. Yes. Each Board of Trustees has approved the applicable proposals and recommends that you vote in favor of the proposals.

Q. Who will pay for the proxy solicitation and legal costs associated with the proposals?

A. The costs associated with this Proxy Statement will substantially all be borne proportionately by the Funds. A small portion of the costs will be paid for by Phoenix Investment Partners, Ltd., parent of the Funds' investment adviser.

Q.       Are there service or account changes I need to know about?

A.       There will be no changes to your Phoenix account or account services.

Q.       How do I vote my shares?

A. You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don't expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.       Will anyone contact me?

A. You may receive a call from the Funds' proxy solicitor, Computershare Fund Services, Inc. to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.       What should I do if I receive more than one proxy card?

A. Because each Fund's shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.       Whom should I call for additional information about this Proxy
         Statement?

A. If you have questions about your Fund, please call Mutual Fund Services at 1-800-243-1574 Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. Computershare Fund Services ("CFS") has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-343-1411. As the meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder's instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder's instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

MANAGER OF MANAGERS FUNDS (PROPOSAL 2)
--------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low-Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund

PHOENIX MULTI-PORTFOLIO FUND
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs(SM)
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund

FUNDAMENTAL RESTRICTION FUNDS (PROPOSAL 3)
------------------------------------------

Fundamental Restriction with Respect to Loans (Proposal 3A):

PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Pathfinder Fund
         Phoenix Relative Value Fund
         Phoenix Total Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund

PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix High Yield Securities Fund
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
         Phoenix Growth Opportunities Fund
PHOENIX PHOLIOs
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Dynamic Growth Fund
         Phoenix Fundamental Growth Fund
         Phoenix Strategic Growth Fund

OTHER FUNDAMENTAL RESTRICTION FUNDS (PROPOSALS 3B AND 3C)
---------------------------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX ADVISER TRUST
         Phoenix Focused Value Fund
         Phoenix Foreign Opportunities Fund

Changes in the Fundamental Investment Restrictions of the Phoenix Asset Trust (Proposal 3B):

         Investment of More Than 25% of Assets in Companies Engaged in One Industry
         Limits on Borrowing
         Issuance of Senior Securities
         Underwriting Activities
         Purchase and Sale of Real Estate

         Investment of Assets in a Single Open-End Investment Company Change of Status as a Diversified Series
         Purchase and Sale of Commodities and Commodities Contracts
         Lending Assets

Changes in the Fundamental Investment Restrictions of the Phoenix Adviser Trust (Proposal 3C):

         Investment of More Than 25% of Assets in Companies Engaged in One Industry
         Limits on Borrowing
         Issuance of Senior Securities
         Underwriting Activities
         Purchase and Sale of Real Estate
         Lending Assets

INVESTMENT OBJECTIVE FUNDS (PROPOSAL 4)
---------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Income & Growth Fund (Primary Objective)
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO

PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund

--------------------------------------------------------------------------------

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR MAIL.

TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF YOU USE THE ACCOMPANYING ENVELOPE TO MAIL THE PROXY CARD IN THE UNITED STATES.

--------------------------------------------------------------------------------

                              PHOENIX ADVISER TRUST

                               PHOENIX ASSET TRUST
                         (formerly PHOENIX-KAYNE FUNDS)

                         PHOENIX CA TAX-EXEMPT BOND FUND

                           PHOENIX EQUITY SERIES FUND

                              PHOENIX EQUITY TRUST

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INVESTMENT SERIES FUND

                           PHOENIX INVESTMENT TRUST 97

                           PHOENIX INVESTMENT TRUST 06
                        (formerly PHOENIX-ENGEMANN FUNDS)

                          PHOENIX MULTI-PORTFOLIO FUND

                           PHOENIX MULTI-SERIES TRUST

                           PHOENIX OPPORTUNITIES TRUST

                                 PHOENIX PHOLIOs

                               PHOENIX PORTFOLIOS

                               PHOENIX SERIES FUND

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on October 31, 2006

To the Shareholders:

         NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust, and referred to herein as the "Trusts", will be held at the offices of Phoenix Investment Partners, Ltd., ("PXP"), 56 Prospect Street, Hartford, Connecticut, 06103, on October 31, 2006 at 2:00 p.m. Eastern Time and any adjournments thereof (the "Meeting"). Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposal 3 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 4 of the Proxy Statement are referred to herein as the "Investment Objective Funds." The Meeting will be held for the following purposes:

         1. To elect eleven Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Funds will vote on this proposal.

         2. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 2). Shareholders of the Manager-of-Managers Funds will vote on this proposal.

         3. To approve a proposal to remove certain fundamental investment restrictions from the Funds. Shareholders of the specified Fundamental Restriction Funds will vote on these proposals, as applicable.

                  o Proposal 3A: To approve the removal of fundamental restrictions with respect to loans.

                  o Proposal 3B: To approve changes in the fundamental investment restrictions of the Phoenix Asset Trust to conform to the standard fundamental investment restrictions of the Phoenix Funds.

                  o Proposal 3C: To approve changes in the fundamental investment restrictions of the funds of the Phoenix Adviser Trust to conform to the standard fundamental investment restrictions of the Phoenix Funds.

         4. To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 4). Shareholders of the Investment Objective Funds will vote on this proposal.

         5. To approve a proposal to ratify the appointment of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts (Proposal 5). Shareholders of all of the Funds will vote on this proposal.

         6. To transact any other business that may properly come before the Meeting.

         The Board of Trustees has fixed the close of business on August 11, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

         Whether or not you plan to attend the Meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

         o        THROUGH THE INTERNET - https://vote.proxy-direct.com

         o        BY TELEPHONE -1-866-241-6192

         o BY MAIL - using the enclosed proxy card(s) and postage paid envelope

         o        IN PERSON - at the Meeting

         We encourage you to vote by Internet or telephone; have your proxy card in hand and go to the web site or call the number and follow the instructions given there. Use of Internet or telephone voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

         If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals described above.

                                               By order of the Board of Trustees

                                               /s/ Kevin J. Carr, Esq.
                                               Title:  Secretary

September 1, 2006

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO VOTE BY THE INTERNET OR BY TELEPHONE OR TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY WITH RESPECT TO INTERNET VOTING OR TELEPHONE ARE SET FORTH ON THE PROXY CARD. INSTRUCTIONS FOR SIGNING PROXY CARDS IF MAILING IMMEDIATELY FOLLOW THIS NOTICE. IT IS IMPORTANT THAT THE PROXY BE VOTED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    Registration                    Valid Signature
                    ------------                    ---------------

Corporate Accounts

(1)      ABC Corp.                                  ABC Corp.
(2)      ABC Corp.                                  John Doe, Treasurer
(3)      ABC Corp. c/o John Doe, Treasurer          John Doe
(4)      ABC Corp. Profit Sharing Plan              John Doe, Trustee

Trust Accounts

(1)      ABC Trust                                  Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78        Jane B. Doe

Custodial or Estate Accounts

(1)      John B. Smith, Cust. f/b/o
         John B. Smith, Jr. UGMA                    John B. Smith
(2)      Estate of John B. Smith                    John B. Smith, Jr., Executor

                              PHOENIX ADVISER TRUST

                               PHOENIX ASSET TRUST
                         (formerly PHOENIX-KAYNE FUNDS)

                         PHOENIX CA TAX-EXEMPT BOND FUND

                           PHOENIX EQUITY SERIES FUND

                              PHOENIX EQUITY TRUST

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INVESTMENT SERIES FUND

                           PHOENIX INVESTMENT TRUST 97

                           PHOENIX INVESTMENT TRUST 06
                        (formerly PHOENIX-ENGEMANN FUNDS)

                          PHOENIX MULTI-PORTFOLIO FUND

                           PHOENIX MULTI-SERIES TRUST

                           PHOENIX OPPORTUNITIES TRUST

                                 PHOENIX PHOLIOs

                               PHOENIX PORTFOLIOS

                               PHOENIX SERIES FUND

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 1-800-243-1574

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on October 31, 2006

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust and referred to herein as the "Trusts." Each series of a Trust is referred to as a "Fund" and, collectively, as the "Funds" unless otherwise specified. The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposal 3 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 4 of the

Proxy Statement are referred to herein as the "Investment Objective Funds." The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, Connecticut 06103 on October 31, 2006 at 2 p.m. Eastern Time (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about September 1, 2006 or as soon as practicable thereafter. The close of business on August 11, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares outstanding on the Record Date is listed on Appendix A attached to this Proxy Statement.

         Copies of the Trust's most recent annual and/or semi-annual reports are available free of charge via the Internet at www.PhoenixFunds.com, by calling 1-800-243-1574, or by writing Phoenix Funds, P.O. Box 8301, Boston, MA 02266-8301.

         It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Computershare Fund Services, Inc. ("CFS") has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately in the range of $486,500 to $758,000. The costs associated with this Proxy Statement will substantially all be borne proportionately by the Funds, with a small portion being paid by Phoenix Investment Partners, Ltd., parent of the Funds' investment adviser.

         Any shareholder submitting a proxy has the power to revoke it prior to its use by executing a superseding proxy to the Trust by the Internet or telephone, by mailing a notice of revocation to the Secretary at the principal office of the Trusts or by attending and voting in person at the Meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

         Thirty-three and one-third percent (33 1/3%) of the outstanding shares of each Fund must be present in person or by proxy to constitute a quorum for the transaction of business for such Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies, in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the meeting. The inspectors of election will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

         With respect to the election of Trustees (Proposal 1) and with respect to the ratification of the independent registered accounting firm for the Trusts (Proposal 5), neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to every other proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as shares voted against a proposal may result in a proposal not being approved, even though the votes cast in favor of the proposal would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Fund may require that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for the solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

         Proposals 1 and 5 will be voted on by shareholders of the Funds. Proposal 2 will be voted on by shareholders of the Manager-of-Managers Funds voting at the Trust level. Proposal 3 will be voted on by shareholders of the Fundamental Restriction Funds. Proposal 4 will be voted on by shareholders of the Investment Objective Funds.

                        BOARD OF TRUSTEES RECOMMENDATION

         Each Board of Trustees met on February 16, 2006 and March 23, 2006 to discuss the proposals contained in this Proxy Statement. Each Board voted unanimously to approve the proposals. EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" ALL OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1:
                TO ELECT ELEVEN TRUSTEES TO THE BOARD OF TRUSTEES

         At the Meeting, shareholders will vote on a proposal to elect eleven nominees to serve as Trustees of the Trusts. None of the Trusts' Declarations of Trust requires the annual election of Trustees. Under Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"), at least two-thirds (2/3) of the trustees of a trust must have been elected by shareholders. In November 2004, a Trustee was appointed as Trustee to the Trusts. In late 2005, it came to the attention of PIC that this appointment inadvertently caused all but five of the Trusts to be under the two-thirds (2/3) ratio. The Trusts under the two-thirds (2/3) ratio were Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Series Fund and Phoenix Strategic Equity Series Fund. At a meeting of the Boards of Trustees held February 16, 2006, the Boards of the Trusts under the two-thirds (2/3) ratio were informed that a shareholder meeting would be necessary before the Trustee and any new nominees could serve as such. At the meeting, the Boards determined that the Trustee would immediately become a consulting committee member of the Board and of the Governance and Nominating Committee for Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund. The Boards also agreed to accept the Trustee's resignation for the appropriate Trusts and to appoint him as a consulting committee member to those Trusts. The Boards also determined that, due to his many contributions to the Board and Governance and Nominating Committee governance process that the consulting committee compensation should be the same as what he had previously received as a Board member. Management further informed the Boards that it had reviewed all matters in which he had voted and had determined that even without his vote, all votes were properly taken.

NOMINEES

         The Trustees who are not "interested persons" as defined in the 1940 Act ("the Disinterested Trustees") have approved fixing the number of Trustees at eleven and have recommended and nominated eleven candidates to fill the Trustees' positions on the Boards of Trustees (the "Nominees"). Each of the Nominees currently serves on the Board of each of the Trusts, with the exception of Daniel T. Geraci, who serves as President of all of the Trusts and as Trustee of certain of the Trusts and Ferdinand L. J. Verdonck, who serves as a consultant to and as a Trustee of certain of the Trusts. Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser of each Trust. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons who they have nominated for election.

         Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

         The following table sets forth the names, dates of birth, principal occupations and other information relating to the Nominees. There is no stated term of office for Trustees.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

E. Virgil Conway          Nominee                                     71           Chairman, Rittenhouse Advisors, LLC
Rittenhouse Advisors,     Currently Trustee of:                                    (consulting firm) ( 2001-
LLC                       Phoenix Adviser Trust, since                             present).  Trustee/Director,
101 Park Avenue           2005.                                                    Phoenix Fund Complex (1983-
New York, NY 10178        Phoenix Asset Trust, since 2002.                         present), Realty Foundation of New
DOB: 8/2/29               Phoenix CA Tax-Exempt Bond Fund,                         York (1972-present), Josiah Macy,
                          since 1988.                                              Jr., Foundation (Honorary)
                          Phoenix Equity Series Fund,                              (2004-present), Pace University
                          since 1997.                                              (Director/Trustee Emeritus)
                          Phoenix Equity Trust, since 1993.                        (2003-present), Greater New York
                          Phoenix Institutional Mutual                             Councils, Boy Scouts of America
                          Funds, since 1996.                                       (1985-present), The Academy of
                          Phoenix Investment Series Fund,                          Political Science (Vice Chairman)
                          since 1988.                                              (1985-present), Urstadt Biddle
                          Phoenix Investment Trust 06,                             Property Corp. (1989-present),
                          since 2005.                                              Colgate University (Trustee
                          Phoenix Investment Trust 97,                             Emeritus) (2004-present).
                          since 1997.                                              Director/Trustee, The Harlem Youth
                          Phoenix Multi-Portfolio Fund,                            Development Foundation, (Chairman)
                          since 1993.                                              (1998-2002), Metropolitan
                          Phoenix Multi-Series Trust,                              Transportation Authority (Chairman)
                          since 1993.                                              (1992-2001), Trism, Inc.
                          Phoenix Opportunities Trust,                             (1994-2001), Consolidated Edison
                          since 2000.                                              Company of New York, Inc.
                          Phoenix PHOLIOs, since 1996.                             (1970-2002), Atlantic Mutual
                          Phoenix Portfolios, since 2004.                          Insurance Company (1974-2002),
                          Phoenix Series Fund, since 1993.                         Centennial Insurance Company
                          Phoenix Strategic Equity Series                          (1974-2002), Union Pacific Corp.
                          Fund, since 1988.                                        (1978-2002), BlackRock Freddie Mac
                                                                                   Mortgage Securities Fund (Advisory
                                                                                   Director) (1990-2000), Accuhealth
                                                                                   (1994-2002), Pace University
                                                                                   (1978-2003). New York Housing
                                                                                   Partnership Development Corp.
                                                                                   (Chairman) (1981-2003). Josiah
                                                                                   Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne       Nominee                                     71           Retired. Trustee/Director, Phoenix
The Flat, Elmore Court    Currently Trustee of:                                    Fund Complex (1983-present).
Elmore, GL0S, GL2 3NT     Phoenix Adviser Trust, since 2005.
U.K.                      Phoenix Asset Trust, since 2002.
DOB: 8/9/29               Phoenix CA Tax-Exempt Bond Fund,
                          since 1988.
                          Phoenix Equity Series Fund,
                          since 1997.
                          Phoenix Equity Trust, since

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                          1993.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1988.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1993.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 1999.
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1993.
                          Phoenix Strategic Equity Series
                          Fund, since 1988.

Francis E. Jeffries       Nominee                                     72           Director, The Empire District
8477 Bay Colony Dr. #902  Currently Trustee of:                                    Electric Company (1984-2004).
Naples, FL 34108          Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Fund
DOB: 9/23/30              2005.                                                    Complex (1987-present).
                          Phoenix Asset Trust, since 2002.
                          Phoenix CA Tax-Exempt Bond Fund,
                          since 1995.
                          Phoenix Equity Series Fund,
                          since 1997.
                          Phoenix Equity Trust, since 1995.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1995.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1995.
                          Phoenix Multi-Series Trust,
                          since 1995.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 1996.

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1995.
                          Phoenix Strategic Equity Series
                          Fund, since 1995.

Leroy Keith, Jr.          Nominee                                     69           Partner, Stonington Partners, Inc.
Stonington Partners,      Currently Trustee of:                                    (private equity fund) (2001-
Inc.                      Phoenix Adviser Trust, since                             present). Director/Trustee,
736 Market Street,        2005.                                                    Evergreen Funds (six portfolios).
Ste. 1430                 Phoenix Asset Trust, since 2005.                         Trustee, Phoenix Fund Complex
Chattanooga, TN 37402     Phoenix CA Tax-Exempt Bond Fund,                         (1980-present). Director,
DOB: 2/14/39              since 1993.                                              Diversapak (2002- present). Obaji
                          Phoenix Equity Series Fund,                              Medical Products Company (2002-
                          since 1997.                                              present). Director, Lincoln
                          Phoenix Equity Trust, since 1993.                        Educational Services (2002-2004).
                          Phoenix Institutional Mutual                             Chairman, Carson Products Company
                          Funds, since 1996.                                       (cosmetics) (1998-2000).
                          Phoenix Investment Series Fund,
                          since 1993.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1987.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1980.
                          Phoenix Strategic Equity Series
                          Fund, since 1993.

Geraldine M. McNamara     Nominee                                     71           Managing Director, U.S. Trust
U.S. Trust Company of     Currently Trustee of:                                    Company of New York (1982-2006).
  New York                Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Fund
11 West 54th Street       2005.                                                    Complex (2001-present).
New York, NY 10019        Phoenix Asset Trust, since 2002.
DOB: 4/17/51              Phoenix CA Tax-Exempt Bond Fund,
                          since 2001.
                          Phoenix Equity Series Fund,
                          since 2001.
                          Phoenix Equity Trust, since

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                          2001.
                          Phoenix Institutional Mutual
                          Funds, since 2001.
                          Phoenix Investment Series Fund,
                          since 2001.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 2001.
                          Phoenix Multi-Portfolio Fund,
                          since 2001.
                          Phoenix Multi-Series Trust,
                          since 2001.
                          Phoenix Opportunities Trust,
                          since 2001.
                          Phoenix PHOLIOs, since 2001.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 2001.
                          Phoenix Strategic Equity Series
                          Fund, since 2001.

James M. Oates            Nominee                                     69           Chairman, Hudson Castle Group, Inc.
c/o Northeast Partners    Currently Trustee of:                                    (Formerly IBEX Capital Markets,
150 Federal Street,       Phoenix Adviser Trust, since                             Inc.) (financial services)
Suite 1000                2005.                                                    (1997-present). Trustee/Director
Boston, MA 02110          Phoenix Asset Trust, since 2005.                         Phoenix Funds Complex (1987-
DOB: 5/31/46              Phoenix CA Tax-Exempt Bond Fund,                         present). Managing Director Wydown
                          since 1993.                                              Group (consulting firm)
                          Phoenix Equity Series Fund,                              (1994-present). Director, Investors
                          since 1997.                                              Financial Service Corporation
                          Phoenix Equity Trust, since 1993.                        (1995-present), Investors Bank &
                          Phoenix Institutional Mutual                             Trust Corporation (1995-present),
                          Funds, since 1996.                                       Stifel Financial (1996-present),
                          Phoenix Investment Series Fund,                          Connecticut River Bancorp
                          since 2005.                                              (1998-present), Connecticut River
                          Phoenix Investment Trust 06,                             Bank (1999-present), Trust Company
                          since 2005.                                              of New Hampshire (2002-present).
                          Phoenix Investment Trust 97,                             Chairman, Emerson Investment
                          since 1997.                                              Management, Inc. (2000-present).
                          Phoenix Multi-Portfolio Fund,                            Independent Chairman, John Hancock
                          since 1987.                                              Trust (since 2005), Trustee, John
                          Phoenix Multi-Series Trust,                              Hancock Funds II and John Hancock
                          since 1993.                                              Funds III (since 2005).  Trustee,
                          Phoenix Opportunities Trust,                             John Hancock Trust (2004- 2005).
                          since 2005.                                              Director/Trustee, AIB Govett Funds
                          Phoenix PHOLIOs, since 1996.                             (six portfolios) (1991-2000),

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                          Phoenix Portfolios, since 2004.                          Command Systems, Inc. (1998-2000),
                          Phoenix Series Fund, since 1993.                         Phoenix Investment Partners, Ltd.
                          Phoenix Strategic Equity Series                          (1995-2001), 1Mind, Inc. (formerly
                          Fund, since 1993.                                        1Mind.com) (2000- 2002), Plymouth
                                                                                   Rubber Co. (1995-2003). Director
                                                                                   and Treasurer, Endowment for
                                                                                   Health, Inc. (2000-2004).

Richard E. Segerson       Nominee                                     69           Managing Director, Northway
Northway Management       Currently Trustee of:                                    Management Company (1998-present).
   Company LLC            Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Funds
164 Mason Street          2005.                                                    Complex (1983-present).
Greenwich, CT 06830       Phoenix Asset Trust, since 2005.
DOB: 2/16/46              Phoenix CA Tax-Exempt Bond Fund,
                          since 1988.
                          Phoenix Equity Series Fund,
                          since 1997.
                          Phoenix Equity Trust, since 1993.
                          Phoenix Institutional Mutual
                          Funds, since 1996.
                          Phoenix Investment Series Fund,
                          since 1988.
                          Phoenix Investment Trust 06,
                          since 2005.
                          Phoenix Investment Trust 97,
                          since 1997.
                          Phoenix Multi-Portfolio Fund,
                          since 1993.
                          Phoenix Multi-Series Trust,
                          since 1993.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 1996.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 1993.
                          Phoenix Strategic Equity Series Fund,
                          since 1988.

Ferdinand L. J. Verdonck  Nominee                                     30           Director, Banco Urguijo
Nederpolder, 7            Currently Trustee of:                                    (Chairman) (1998-present).
B-9000 Gent, Belgium      Phoenix Adviser Trust, since                             Trustee, Phoenix Fund Complex
DOB: 7/30/42              2004.                                                    (2002-present). Director EASDAQ
                          Phoenix Asset Trust, since 2004.                         (Chairman) (2001-present), The JP
                          Phoenix Investment Trust 06,                             Morgan Fleming Continental
                          since 2004.                                              European Investment Trust (1998-

                             DISINTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                                                                                   present), Groupe SNEF
                          Phoenix Opportunities Trust,                             (1992-present), Santans N.V., Laco
                          since 2004.                                              N.V. (1999- present). Managing
                          Phoenix Portfolios, since 2004.                          Director, Almanij N.V. (1992-2003).
                          Consultant to Phoenix CA                                 Director, KBC Bank and Insurance
                          Tax-Exempt Bond Fund, Phoenix                            Holding Company (Euronext)
                          Equity Series, Phoenix Equity                            (1992-2003), KBC Bank (1992-2003),
                          Trust, Phoenix Institutional                             KBC Insurance (1992-2003),
                          Mutual Funds, Phoenix Investment                         Kredietbank, S.A. Luzembougeoise
                          Series Fund, Phoenix Investment                          (1992-2003), Investco N.V.
                          Trust 97, Phoenix                                        (1992-2003), Gevaert N.V.
                          Multi-Portfolio Fund, Phoenix                            (1992-2003), Fidea N.V.
                          Multi-Series Trust, Phoenix                              (1992-2003), Almafin N.V.
                          PHOLIOs, Phoenix Series Fund and                         (1992-2003), Centea N.V.
                          Phoenix Strategic Equity Series                          (1992-2003), Dutch Chamber of
                          since 2006.                                              Commerce for Belgium and Luxemburg
                                                                                   (1995-2001), Phoenix Investment
                                                                                   Partners, Ltd. (1995-2001).
                                                                                   Director, Degussa Antwerpen N.V.
                                                                                   (1998-2004).

                                                  INTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

*Daniel T. Geraci         Nominee                                     30           Executive Vice President, Asset
DOB: 6/12/57              Currently Trustee of:                                    Management, The Phoenix Companies,
                          Phoenix Adviser Trust, since                             Inc. (2003- present). Director,
                          2004.                                                    Chairman, President and Chief
                          Phoenix Asset Trust, since 2004.                         Executive Officer, Phoenix
                          Phoenix Investment Trust 06,                             Investment Partners, Ltd. (2003-
                          since 2004.                                              present). President, Phoenix Equity
                          Phoenix Opportunities Trust,                             Planning Corporation (2005-
                          since 2004.                                              present). President, DPCM Holding,
                          Phoenix Portfolios, since 2004.                          Inc. (2005- present). President,
                                                                                   Capital West Asset Management, LLC
                                                                                   (2005- present). Director and
                                                                                   President, Phoenix Investment
                                                                                   Counsel, Inc. (2003- present).
                                                                                   Director, Pasadena Capital
                                                                                   Corporation (2003- present).
                                                                                   President, Euclid Advisers, LLC
                                                                                   (2003- present). Director and

                                                  INTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                                                                                   Chairman, PXP Institutional Markets
                                                                                   Group, Ltd. (2003-present).
                                                                                   Director and President, Rutherford
                                                                                   Financial Corporation (2003-
                                                                                   present). Director, DPCM Holding,
                                                                                   Inc. (2003- present). President,
                                                                                   Phoenix Zweig Advisors, LLC (2003-
                                                                                   present). Director and Chairman,
                                                                                   Phoenix Equity Planning Corporation
                                                                                   (2003-present). Director and
                                                                                   Chairman, Duff & Phelps Investment
                                                                                   Management Company (2003-present).
                                                                                   Director, Capital West Asset
                                                                                   Management, LLC (2003- present)
                                                                                   Chief Executive Officer and
                                                                                   President, The Zweig Fund, Inc. and
                                                                                   the Zweig Total Return Fund, Inc.
                                                                                   (2004-present). President, the
                                                                                   Phoenix Fund Complex (2004-
                                                                                   present). Chief Sales and Marketing
                                                                                   Officer, Phoenix Equity Planning
                                                                                   Corporation (2003- 2005). President
                                                                                   and Chief Executive Officer of
                                                                                   North American investment
                                                                                   operations, Pioneer Investment
                                                                                   Management USA, Inc. (2001-2003).
                                                                                   President of Private Wealth
                                                                                   Management Group & Fidelity
                                                                                   Brokerage Company, Fidelity
                                                                                   Investments (1996-2001).

**Marilyn E. LaMarche     Nominee                                     69           Limited Managing Director, Lazard
Lazard Freres & Co. LLC   Currently Trustee of:                                    Freres & Co. LLC (1997-present).
30 Rockefeller Plaza,     Phoenix Adviser Trust, since                             Trustee/Director, Phoenix Fund
59th Floor                2005.                                                    Complex (2002- present). Director,
New York, NY 10020        Phoenix Asset Trust, since 2002.                         The Phoenix Companies, Inc.
DOB: 5/11/34              Phoenix CA Tax-Exempt Bond Fund,                         (2001-2005) and Phoenix Life
                          since 2002.                                              Insurance Company (1989-2005).
                          Phoenix Equity Series Fund,
                          since 2002.
                          Phoenix Equity Trust, since 2002.
                          Phoenix Institutional Mutual
                          Funds, since 2002.
                          Phoenix Investment Series Fund,
                          since 2002.
                          Phoenix Investment Trust 06,
                          since 2005.

                                                  INTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                          Phoenix Investment Trust 97,
                          since 2002.
                          Phoenix Multi-Portfolio Fund,
                          since 2002.
                          Phoenix Multi-Series Trust,
                          since 2002.
                          Phoenix Opportunities Trust,
                          since 2005.
                          Phoenix PHOLIOs, since 2002.
                          Phoenix Portfolios, since 2004.
                          Phoenix Series Fund, since 2002.
                          Phoenix Strategic Equity Series
                          Fund, since 2002.

***Philip R. McLoughlin   Nominee                                     97           Director, PXRE Corporation
200 Bridge Street         Currently Trustee/Chairman of:                           (Reinsurance) (1991-present), World
Chatham, MA 02633         Phoenix Adviser Trust, since                             Trust Fund (1991-present).
DOB: 10/23/46             2005.                                                    Director/Trustee, Phoenix Fund
                          Phoenix Asset Trust, since 2002.                         Complex (1989-present). Management
                          Phoenix CA Tax-Exempt Bond Fund,                         Consultant (2002-2004), Chairman
                          since 1993.                                              (1997-2002), Chief Executive
                          Phoenix Equity Series Fund,                              Officer (1995-2002), Director
                          since 1997.                                              (1995-2002), Phoenix Investment
                          Phoenix Equity Trust, since 1993.                        Partners, Ltd. Director and
                          Phoenix Institutional Mutual                             Executive Vice President, The
                          Funds, since 1996.                                       Phoenix Companies, Inc.
                          Phoenix Investment Series Fund,                          (2000-2002). Director (1994-2002)
                          since 1993.                                              and Executive Vice President,
                          Phoenix Investment Trust 06,                             Investments (1987-2002), Phoenix
                          since 2000.                                              Life Insurance Company. Director
                          Phoenix Investment Trust 97,                             (1983-2002) and Chairman
                          since 1997.                                              (1995-2002), Chairman (2000-2002)
                          Phoenix Multi-Portfolio Fund,                            and President (1990- 2000), Phoenix
                          since 1989.                                              Equity Planning Corporation.
                          Phoenix Multi-Series Trust,                              Chairman and President,
                          since 1993.                                              Phoenix/Zweig Advisers LLC
                          Phoenix Opportunities Trust,                             (2001-2002). Director (2001-2002)
                          since 1999.                                              and President (April
                          Phoenix PHOLIOs, since 1996.                             2002-September 2002), Phoenix
                          Phoenix Portfolios, since 1993.                          Investment Management Company.
                          Phoenix Series Fund, since 1989.                         Director and Executive Vice
                          Phoenix Strategic Equity Series                          President, Phoenix Life and Annuity
                          Fund, since 1993.                                        Company (1996-2002). Director
                                                                                   (1995-2002) and Executive Vice
                                                                                   President (1994-2002) and Chief
                                                                                   Investment Counsel (1994-2002),
                                                                                   PHL Variable Insurance

                                                  INTERESTED NOMINEES

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                     FUND              PRINCIPAL OCCUPATION(S)
          NAME,                  POSITION WITH THE                 COMPLEX             DURING PAST 5 YEARS AND
   ADDRESS, AND DATE           TRUSTS AND LENGTH OF              OVERSEEN BY             OTHER DIRECTORSHIPS
        OF BIRTH                    TIME SERVED                    TRUSTEE                  HELD BY NOMINEE
   -----------------           --------------------             --------------         -----------------------

                                                                                   Company. Director, Phoenix National
                                                                                   Trust Holding Company (2001-2002).
                                                                                   Director (1985-2002) and Vice
                                                                                   President (1986-2002) and Executive
                                                                                   Vice President (April 2002-September
                                                                                   2002), PM Holdings, Inc. Director,
                                                                                   WS Griffith Associates, Inc.
                                                                                   (1995-2002). Director, WS Griffith
                                                                                   Securities, Inc. (1992-2002).

*Mr. Geraci is an "interested person" as defined in the 1940 Act, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

**Ms. LaMarche is an "interested person" as defined in the 1940 Act, by reason of her position as former Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

***Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

RELATIONSHIPS OF CERTAIN NOMINEES

         Under applicable requirements, each disinterested Nominee (or an immediate family member thereof) who had any direct or indirect interest, the value of which exceeds $60,000, during the two most recently completed calendar years, in the Trusts' investment advisers, the principal underwriter of the Trusts, Phoenix Equity Planning Corporation, or any entity controlling, controlled by or under common control with PIC or Phoenix Equity Planning Corporation (not including registered investment companies) must disclose any such relationship.

         Mr. Oates is Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of PIC, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company, also an affiliate, owns approximately 8% of Hudson's common stock.

NOMINEE OWNERSHIP OF EQUITY SECURITIES

         Set forth in Appendix B attached to this Proxy Statement for each Nominee is a dollar range of equity securities of the Trusts, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trusts, managed by PIC or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies"), as of December 31, 2005.

         No Disinterested Trustee, or any immediate family member of such person, owns securities in the Funds' investment adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Funds' investment adviser.

COMPENSATION OF CURRENT TRUSTEES

         During the calendar year ended December 31, 2005, the Nominees who were not previously Trustees received no compensation from the Trusts. The Nominees who are currently Trustees received the compensation set forth in Appendix C attached to this Proxy Statement. Mr. Geraci receives no compensation from the Trusts.

CURRENT BOARD COMMITTEES AND MEETINGS

         Each Board of Trustees has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, their system of internal control and the independent audit process. The Audit Committee currently consists of E. Virgil Conway, Chair, Harry Dalzell-Payne, Francis E. Jeffries, Dr. Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates and Richard E. Segerson, each of whom is a Disinterested Trustee.

         Each Board of Trustees has established a Governance and Nominating Committee. The Governance and Nominating Committee identifies, evaluates and ultimately selects nominees for election to the Board. The Committee is also charged with the responsibility of developing and recommending to the Board a set of governance principles applicable to the Trusts. Each Board of Trustees has adopted a formal, written Governance and Nominating Committee charter, a copy of which can be found on our web site at www.PhoenixFunds.com. The Governance and Nominating Committee currently consists of Dr. Leroy Keith, Jr., Chair, E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and James M. Oates, each of whom is a Disinterested Trustee.

         Each Board of Trustees has established an Executive and Compliance Committee. The Executive and Compliance Committee assists the Board of Trustees in effectively performing its functions. It is the responsibility of the Committee to facilitate efficient management of the Trusts by exercising all powers of the Board which may be lawfully delegated when the Board is not in session, subject to certain limitations. The Executive and Compliance Committee currently consists of Philip R. McLoughlin, Chair, E. Virgil Conway, Harry Dalzell-Payne, Dr. Leroy Keith, Jr., Geraldine M. McNamara, and James M. Oates. Except for Mr. McLoughlin, each member of the Executive and Compliance Committee is a Disinterested Trustee.

         During the calendar year ended December 31, 2005, the Boards' of Trustees met four times and also held four special meetings. The Audit Committees met four times. The Governance and Nominating Committees met four times. The Executive and Compliance Committees met four times and held seven special meetings.

         Each Trustee was present for at least 75% of the total number of meetings of each Board, or of the Board and Audit Committee, Governance and Nominating Committee, and Executive and Compliance Committee.

         The Disinterested Trustees have established a formal policy regarding consideration of any Trustee candidates recommended by shareholders. The Governance and Nominating Committee will consider nominations for Board members from shareholders who have individually held 5% of the shares of a Fund of a Trust for at least one year. Shareholders wishing to submit candidate recommendations for future consideration should send a letter to: Governance and Nominating Committee, The Phoenix Funds, One American Row, Hartford, Connecticut 06102-5056, Attention: Secretary. Shareholders who wish to propose a candidate for nomination as a Trustee must include the following information with their submission: evidence of the proposing party's share ownership, the name of the proposed candidate, the proposed candidate's biographical information, including business experience for the past ten years, a description of the qualifications of the proposed nominee, a statement as to whether the candidate qualifies as a Disinterested Trustee and the candidate's written consent to serve as a Trustee, if elected.

         Each Governance and Nominating Committee has set out specific, minimum qualifications that must be met by a candidate for consideration for a position on the Board. The Committee has determined that Trustee nominees must qualify for service on the Board under all applicable laws and regulations and must not be within five years of the retirement age for Trustees (January 1 of the year following his or her 72nd birthday). With respect to Disinterested Trustees, nominees shall be independent of the Trusts' investment advisers and other principal service providers and shall not be an "interested person" as that term is defined in the 1940 Act. Further, nominees who would be Disinterested Trustees must qualify for service on the Audit Committee. In evaluating and nominating candidates, including candidates recommended by shareholders, the Governance and Nominating Committee shall consider such factors as: (a) whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trusts may invest, (b) whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties, (c) the integrity and character of the proposed nominee, (d) the proposed nominee's compatibility with the current Board and (e) such other factors as the Governance and Nominating Committee deem relevant. Third party search firms may be retained to find Trustee nominees.

         Each Board has established a formal process for shareholders to send communications to the Board. Interested parties who would like to communicate with the Board as a whole should send a letter to the following address: Board of Trustees, The Phoenix Funds, One American Row, Hartford, Connecticut 06102-5056, Attention: Secretary. Shareholders who wish to send a communication to an individual member of the Board or to a Committee of the Board should address such communication accordingly to the same address. After reviewing the communication, the Secretary will forward the communication to the Board or to the individual Trustee or Committee to which the communication is addressed.

EXECUTIVE OFFICERS

         The table in Appendix D sets forth certain information about the Executive Officers of the Trusts.

                        INVESTMENT ADVISERS, UNDERWRITER
                                AND ADMINISTRATOR

         Each Trust's investment adviser is Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480. Information regarding the Funds' subadvisers is set forth in Appendix E hereto.

         Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trusts' underwriter and financial agent/administrator.

REQUIRED VOTE

         The eleven nominees receiving the highest number of votes will be elected.

BOARD APPROVAL OF ELECTION OF NOMINEES

         Each Board recommends a vote "FOR" the election of all the nominees.

               PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                    HIRE AND REPLACE SUBADVISERS OR TO MODIFY
               SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL
                      (THE "MANAGER-OF-MANAGERS PROPOSAL")

         This proposal applies to each of the Manager-of-Managers Funds, as named below:

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low-Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs(SM)
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund

PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund

BACKGROUND

         One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the investment adviser deems it appropriate to achieve the overall objectives of a fund. PIC has significant experience hiring and supervising subadvisers. The Manager-of-Managers Funds propose that PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Manager-of-Managers Funds without obtaining the prior approval of a majority of the outstanding voting securities of the Manager-of-Managers Funds, as is otherwise required by Section 15 of the 1940 Act.

         Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the Securities and Exchange Commission ("SEC") that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as PIC), with the approval of such funds' trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

         Before this relief can be utilized by a Manager-of-Managers Fund, each Manager-of-Managers Fund's shareholders must approve the applicability of the relief to the Manager-of-Managers Fund. If a Manager-of-Managers Fund's shareholders approve the proposal to allow PIC to utilize this relief for the Manager-of-Managers Fund, the Manager-of-Managers Fund and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

         Even if each Manager-of-Managers Fund's shareholders approve this arrangement, any new subadviser(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Trust's Board of Trustees. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, such as the nature, quality and scope of services provided by subadviser(s) to investment companies comparable to the Manager-of-Managers Fund. The Trustees will review the ability of the subadviser(s) to provide services to the Manager-of-Managers Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadviser(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees typically review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadviser(s) performance as an investment manager. The Manager-of-Managers Funds believe that this review provides adequate shareholder protection in the selection of subadviser(s). PIC would notify the Manager-of-Managers Fund's shareholders in the event of any change in the identity of the subadviser of the Manager-of-Managers Fund within 90 days of a change. The written notice would contain substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC to replace an unaffiliated subadviser without shareholder approval. Finally, the advisory fee would not change if a subadviser was hired, terminated or replaced. Rather, the subadviser would be paid a portion of the then current advisory fee paid to PIC.

         Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Manager-of-Managers Funds would continue to have the right to terminate such subadvisory agreements for the Manager-of-Managers Funds at any time by a vote of a majority of the outstanding voting securities of each Manager-of-Managers Fund.

BENEFIT OF APPROVAL OF THE MANAGER-OF-MANAGERS PROPOSAL

         Approval of the Manager-of-Managers Proposal will allow PIC, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of and unnecessary delays associated with proxy solicitations. This is especially true in today's rapidly changing securities markets in which the management of Fund assets must be addressed swiftly as changes are needed.

REQUIRED VOTE

         Under the 1940 Act, a majority of a fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of a fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of a fund's outstanding voting securities (a "Majority Vote"). Approval of this proposal requires a Majority Vote of the shareholders of the Manager-of-Managers Fund. If a Manager-of-Managers Fund's shareholders do not approve the Manager-of-Managers Proposal, the terms and conditions of the exemptive relief described below will not be applicable to that Manager-of-Managers Fund.

BOARD APPROVAL OF PROPOSED MANAGER-OF-MANAGERS PROPOSAL

         At a meeting held on February 16, 2006, each Board of the Manager-of-Managers Funds, including the Disinterested Trustees, reviewed the Manager-of-Managers Proposal. Each Board, including the Disinterested Trustees, concluded that PIC's ability to hire, terminate or replace subadvisers without shareholder approval, in rapidly changing securities markets, would enhance PIC's ability to manage the Manager-of-Managers Fund. As a result, each Board, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Manager-of-Managers Fund and its shareholders to permit PIC, with Board approval, to hire, terminate or replace subadvisers, without shareholder approval.

                      PROPOSAL 3: APPROVAL OF A PROPOSAL TO
                      REMOVE CERTAIN FUNDAMENTAL INVESTMENT
               RESTRICTIONS FROM THE FUNDAMENTAL RESTRICTION FUNDS

         The following Funds are referred to herein as the "Fundamental Restriction Funds":

Fundamental Restriction with Respect to Loans (Proposal 3A):

PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund
         Phoenix Pathfinder Fund
         Phoenix Relative Value Fund
         Phoenix Total Value Fund
         Phoenix Worldwide Strategies Fund

PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
         Phoenix Low Duration Core Plus Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund
         Phoenix Income & Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix High Yield Securities Fund
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
         Phoenix Growth Opportunities Fund
PHOENIX PHOLIOs
         Phoenix Conservative Income PHOLIO
         Phoenix Diversifier PHOLIO
         Phoenix International PHOLIO
         Phoenix Wealth Accumulator PHOLIO
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
         Phoenix Wealth Preserver PHOLIO
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Dynamic Growth Fund
         Phoenix Fundamental Growth Fund
         Phoenix Strategic Growth Fund

OTHER FUNDAMENTAL RESTRICTION FUNDS (PROPOSALS 3B AND 3C)
---------------------------------------------------------

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund

PHOENIX ADVISER TRUST
         Phoenix Focused Value Fund
         Phoenix Foreign Opportunities Fund

Changes in the Fundamental Investment Restrictions of the Phoenix Asset Trust (Proposal 3B):

         Investment of More Than 25% of Assets in Companies Engaged in
           One Industry
         Limits on Borrowing
         Issuance of Senior Securities
         Underwriting Activities
         Purchase and Sale of Real Estate
         Investment of Assets in a Single Open-End Investment Company Change of Status as a Diversified Series
         Purchase and Sale of Commodities and Commodities Contracts
         Lending Assets

Changes in the Fundamental Investment Restrictions of the Phoenix Adviser Trust (Proposal 3C):

         Investment of More Than 25% of Assets in Companies Engaged in
           One Industry
         Limits on Borrowing
         Issuance of Senior Securities
         Underwriting Activities
         Purchase and Sale of Real Estate
         Lending Assets

BACKGROUND

         Each of the Fundamental Restriction Funds operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in either its prospectus or statement of additional information. A fund's investment policies are classified as either "fundamental" or "non-fundamental." Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a shareholder vote. In contrast, investment policies that are not fundamental may be changed by the Board of Trustees without shareholder approval.

         This Proposal is intended to modernize the fundamental investment policies of the Fundamental Restriction Funds as set forth below by amending or eliminating certain fundamental investment policies or reclassifying as non-fundamental any fundamental investment policy not required to be fundamental. There are three sub-proposals within Proposal 3, each relating to a certain group of fundamental restrictions. Shareholders are being asked to vote separately on each sub-proposal contained within this Proposal. If a sub-proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fundamental Restriction Fund. Each approved sub-proposal will take effect when the Fundamental Restriction Fund's prospectus or statement of additional information is updated to reflect the changes. If shareholders fail to approve any sub-proposal in this Proposal, the current investment policy or policies contained in that sub-proposal will remain in effect.

BENEFIT OF CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

         Changes to the Fundamental Restriction Funds' fundamental investment policies as proposed in the sub-proposals of this Proposal will benefit the Fundamental Restriction Funds and their shareholders for the following reasons:

         First, each of these changes is designed to provide the applicable Fundamental Restriction Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment.

         Second, the proposed changes would not affect the Fundamental Restriction Funds' investment objectives and investment strategies. Moreover, should shareholders approve the proposed changes, the Fundamental Restriction Funds do not intend to change their objective or investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which the Fundamental Restriction Funds are currently being managed.

         Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fundamental Restriction Funds in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

         Finally, as described more fully below, many of the fundamental restrictions of the Funds of the Phoenix Asset Trust and the Phoenix Adviser Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The proposed changes would allow for consistency across all of the Funds in the Phoenix Fund Complex and consequently improve administrative efficiency and enhance the ability to maintain a robust compliance infrastructure.

           PROPOSAL 3A: FUNDAMENTAL RESTRICTION WITH RESPECT TO LOANS

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction is more restrictive than mandated by the 1940 Act and could be read to prohibit investments in loan participations and assignments which are unfunded. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will enhance the investment advisers' ability to execute the investment strategies of the Funds.

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
The funds may not make loans, except         The funds may not lend securities
that the funds may (i) lend portfolio        or make any other loans if, as a
securities, (ii) enter into repurchase       result, more than 33 1/3% of its
agreements, (iii) purchase all or a          total assets would be lent to
portion  of an issue of debt                 other parties except that the
securities, bank loan participation          funds may purchase debt
interests, bank certificates of deposit,     securities, may  enter into
bankers'  acceptances, debentures or other   repurchase agreements, may lend
securities, whether or not the purchase      portfolio securities and may
is made upon the original issuance of the    acquire loans, loan participations
securities and (iv) participate in an        and assignments (both funded and
interfund lending program with other         unfunded) and other forms of debt
registered investment companies.             instruments.

       PROPOSAL 3B: CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
         THE PHOENIX ASSET TRUST TO CONFORM TO THE STANDARD FUNDAMENTAL
                  INVESTMENT RESTRICTIONS OF THE PHOENIX FUNDS

The Phoenix Asset Trust (formerly the Phoenix-Kayne Funds) became part of the Phoenix Fund Complex in 2002. Therefore, many of the fundamental investment restrictions of the Phoenix Asset Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The proposed fundamental investment restrictions set forth below are intended to conform the fundamental investment restrictions of the Phoenix Asset Trust to the language of the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. With the exception of the proposal relating to investment of assets in a single, open-end investment company, there are no material differences between the current fundamental restrictions and the proposed fundamental restrictions set forth below. The Board believes that execution of the investment strategy and implementation of appropriate compliance protocols will be enhanced by utilizing consistent language across the Funds in the Phoenix Fund Complex.

Investment of Assets in a Single, Open-end Investment Company

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Notwithstanding any other fundamental        None. The current fundamental
investment restriction or policy, each       restriction is not required by the
fund reserves the right to invest all        1940 Act.
of its assets in the securities of a
single, open-end  investment company
with substantially the same fundamental
investment objectives, restrictions and
policies as that fund.

Change of Status as a Diversified Series

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not change its status as a     The fund may not with respect to
diversified series, which requires that      75% of its total assets, purchase
each fund, with respect to 75% of its        securities of an issuer (other than
total assets, not invest in the securities   the U.S. Government, its agencies,
of any one issuer (other than the U.S.       instrumentalities or authorities or
Government and its agencies and              repurchase agreements
instrumentalities) if immediately after      collateralized by U.S. Government
and as a result of such investment more      securities and other investment
than 5% of the total assets of the fund      companies), if: (a) such purchase
would be invested in such issuer (the        would, at the time, cause more than
remaining 25% of the fund's total assets     5% of the fund's  total assets
may be invested without restriction          taken at market value to be
except to the extent other investment        invested in the securities of such
restrictions may be applicable).             issuer; or (b) such purchase
                                             would, at the time, result in more
                                             than 10% of the outstanding voting
                                             securities of such issuer being
                                             held by the fund.

Investment of More Than 25% of Assets in Companies Engaged in One Industry

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not invest 25% or more of      The fund may not purchase
the value of the fund's total assets in      securities if, after giving effect
the securities of companies engaged in       to the purchase, more than 25% of
any one industry (except securities issued   its total assets would be invested
by the U.S. Government, its agencies         in the securities of one or  more
and instrumentalities or tax-exempt          issuers conducting their principal
securities issued by state governments       business activities in the same
or political subdivisions).                  industry (excluding the U.S.
                                             Government, its agencies or
                                             instrumentalities).

Limits on Borrowing

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not borrow money, except       The fund may not borrow money,
each fund may enter into bank loans for      except (i) in amounts not to exceed
temporary or emergency purposes or engage    one third of the value of the
in any otherwise permissible leveraging      fund's total assets (including the
activities (including reverse repurchase     amount borrowed) from banks, and
agreements and dollar roll transactions      (ii) up to an additional 5% of its
that are accounted for as financings) in     total assets from banks or other
an amount not in excess of one-third         lenders for temporary purposes.
of the value of the fund's total assets      For purposes of this restriction,
(at the lesser of acquisition cost or        (a) investment techniques such as
current market value). No investments        margin purchases, short sales,
will be made by any fund if its borrowings   forward commitments, and roll
exceed 10% of total assets.                  transactions (b) investments in
                                             instruments such as futures
                                             contracts, swaps, and options and
                                             (c) short-term credits extended in
                                             connection with trade clearance and
                                             settlement, shall not constitute
                                             borrowing.

Issuance of Senior Securities

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not issue senior securities,   The fund may not issue "senior
as defined in the 1940 Act, except that      securities" in contravention of the
this restriction shall not be deemed to      1940 Act. Activities permitted by
prohibit the fund from making otherwise      the SEC exemptive orders or staff
permissible borrowings, mortgages or         interpretations shall not be deemed
pledges, or entering into permissible        prohibited by this restriction.
reverse repurchase agreements and
dollar roll transactions, and options
transactions, or issuing shares of
beneficial interest in multiple classes.

Underwriting Activities

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not underwrite securities      The fund may not underwrite the
of any other company, except that the        securities issued by other persons,
fund may invest in companies that engage     except to the extent that, in
in such businesses, and except to the        connection with the disposition of
extent that the fund may be considered       portfolio securities, the fund may
an underwriter within the meaning of         be deemed to be an underwriter
the 1933 Act in the disposition of           under applicable law.
restricted securities.

Purchase and Sale of Real Estate

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not purchase or sell real      The fund may not purchase or sell
estate, except that the fund may invest      real estate, except that the fund
in securities secured by real estate         may (i) acquire or lease office
or real estate interests, or issued          space for its own use, (ii) invest
by companies, including real estate          in securities of issuers that
investment trusts, that invest in            invest in real estate or interests
real estate or real estate interests.        therein, (iii) invest in
                                             mortgage-related securities and
                                             other securities that are secured
                                             by real estate interests therein,
                                             and (iv) hold and sell real estate
                                             acquired by the fund as a result of
                                             the ownership of securities.


Purchase and Sale of Commodities and Commodities Contracts

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not purchase or sell           The fund may not purchase or sell
commodities or commodity contracts,          commodities or commodity contracts,
except that the fund may invest in           except that the fund may purchase
companies that engage in such businesses     and sell derivatives (including but
to the extent otherwise permitted by the     not limited to, options, futures
fund's investment policies and               contracts and options on futures
restrictions and by applicable law, and      contracts) whose value is tied to
may engage in otherwise permissible          the value of a financial index or a
options and futures activities as            financial instrument or other asset
described in the prospectus and the          (including but not limited to,
statement of additional information          securities indexes, interest rates,
(such as foreign currency hedging).          securities, currencies and physical
                                             commodities).

Lending Assets

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not make loans of              The fund may not lend securities or
more than one-third of the fund's            make any other loans if, as a
net assets, including loans of               result, more than 33 1/3% of its
securities, except that the fund             total assets would be lent to other
may, subject to the other                    parties except that the fund may
restrictions or policies stated              purchase debt securities, may enter
herein, purchase debt securities or          into repurchase agreements, may
enter into repurchase agreements             lend portfolio securities and may
with banks or other institutions to          acquire loans, loan participations
the extent a repurchase agreement            and assignments (both funded and
is deemed to be a loan.                      unfunded) and other forms of debt
                                             instruments.

     PROPOSAL 3C: CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
          FUNDS OF THE PHOENIX ADVISER TRUST TO CONFORM TO THE STANDARD
            FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PHOENIX FUNDS

The Funds of the Phoenix Adviser Trust became part of the Phoenix Fund Complex in June 2005. Therefore, many of the fundamental investment restrictions of the Funds of the Phoenix Adviser Trust do not conform to the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. The proposed fundamental investment restrictions set forth below are intended to conform the fundamental investment restrictions of the Funds of the Phoenix Adviser Trust to the language of the standard fundamental investment restrictions of other Funds in the Phoenix Fund Complex. There are no material differences between the current fundamental restrictions and the proposed fundamental restrictions set forth below. The Board believes that execution of the investment strategy and implementation of appropriate compliance protocols will be enhanced by utilizing consistent language across the Funds in the Phoenix Fund Complex.

Investment of More Than 25% of Assets in Companies Engaged in One Industry

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not, purchase a security if,   The fund may not purchase
after giving effect to the purchase,         securities, if after giving effect
25% or more of its total assets would be     to the purchase, more than 25% of
invested in the securities of one or         its total assets would be invested
more issuers conducting their principal      in the securities of one or more
business activities in the same industry     issuers conducting their principal
(other than U.S. Government securities).     business activities in the same
                                             industry (excluding the U.S.
                                             Government, its agencies or
                                             instrumentalities).

Limits on Borrowing

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not, borrow money,             The fund may not borrow money,
except as permitted under the 1940           except (i) in amounts not to exceed
Act, as amended, or any regulation           one third of the value of the
thereunder, as the same may be               fund's total assets (including the
interpreted by the SEC staff, from           amount borrowed) from banks, and
time to time, or as permitted by an          (ii) up to an additional 5% of its
exemptive order obtained from the            total assets from banks or other
SEC.                                         lenders for temporary purposes. For
                                             purposes of this restriction, (a)
                                             investment techniques such as
                                             margin purchases, short sales,
                                             forward commitments, and roll
                                             transactions, (b) investments in
                                             instruments such as futures
                                             contracts, swaps, and options and
                                             (c) short-term credits extended in
                                             connection with trade clearance and
                                             settlement, shall not constitute
                                             borrowing.

Issuance of Senior Securities

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not issue "senior              The fund may not issue "senior
securities" except as permitted              securities" in contravention of the
under the 1940 Act, as amended, or           1940 Act. Activities permitted by
any regulation thereunder, as the            the SEC exemptive orders or staff
same may be interpreted by the SEC           interpretations shall not be deemed
staff from time to time, or as               prohibited by this restriction.
permitted by an exemptive order
obtained from the SEC.

Underwriting Activities

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not engage in the              The fund may not underwrite the
business of underwriting securities          securities issued by other persons,
issued by others, except to the              except to the extent that, in
extent that a fund may be                    connection with the disposition of
considered to be an underwriter              portfolio securities, the fund may
within the meaning of the                    be deemed to be an underwriter
Securities Act of 1933 in the                under applicable law.
disposition of restricted
securities or in connection with
its investments in other investment
companies.

Purchase and Sale of Real Estate

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not purchase or sell           The fund may not purchase or sell
real estate except that the funds            real estate, except that the fund
may (i) invest in securities of              may (i) acquire or lease office
issuers that invest in real estate           space for its own use, (ii) invest
or interests therein, (ii) invest            in securities of issuers that
in mortgage-related securities and           invest in real estate or interests
other securities that are secured            therein, (iii) invest in
by real estate interests therein,            mortgage-related securities and
(iii) hold and sell real estate              other securities that are secured
acquired by the fund as a result of          by real estate interests therein,
the ownership of securities.                 and (iv) hold and sell real estate
                                             acquired by the fund as a result of
                                             the ownership of securities.

Lending Assets

Current Fundamental Restriction              Proposed Fundamental Restriction
-------------------------------              --------------------------------
Each fund may not make loans,                The fund may not lend securities or
except that the funds may (i) lend           make any other loans if, as a
portfolio securities, (ii) enter             result, more than 33 1/3% of its
into repurchase agreements, (iii)            total assets would be lent to other
purchase all or a portion of an              parties except that the fund may
issue of debt securities, bank loan          purchase debt securities, may enter
participation interests, bank                into repurchase agreements, may
certificates of deposit, bankers'            lend portfolio securities and may
acceptances, debentures or other             acquire loans, loan participations
securities, whether or not the               and assignments (both funded and
purchase is made upon the original           unfunded) and other forms of debt
issuance of the securities and (iv)          instruments.
participate in an interfund lending
program with other registered
investment companies.



REQUIRED VOTE

         The amendment, elimination, or reclassification of certain fundamental investment restrictions for each of the Fundamental Restriction Funds requires a Majority Vote of the shareholders of each of the Fundamental Restriction Funds.

BOARD APPROVAL OF PROPOSED CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDAMENTAL RESTRICTION FUNDS

         At a meeting held on March 23, 2006, each Board of the Fundamental Restriction Funds, including the Disinterested Trustees, reviewed the Proposals and determined that the Proposals would benefit the applicable Fundamental Restriction Fund and its shareholders because of the added investment flexibility, lower costs and avoidance of delays associated with proxy solicitations and improved administrative efficiency and compliance infrastructure that would result from approval of the Proposals. In addition, each Board, including the Disinterested Trustees, concluded that the ability of a subadviser to manage the Fundamental Investment Funds' portfolios in a changing regulatory or investment environment would be enhanced and that investment management opportunities would be increased by the proposed changes. Accordingly, each Board, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Fundamental Restriction Fund and its shareholders, to approval the Proposal.

          PROPOSAL 4: RECLASSIFICATION OF THE INVESTMENT OBJECTIVE FROM
                         FUNDAMENTAL TO NON-FUNDAMENTAL

This proposal applies to each of the Investment Objective Funds, as named below.

PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund
         Phoenix Small-Mid Cap Fund
PHOENIX CA TAX-EXEMPT BOND FUND
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund
PHOENIX EQUITY TRUST
         Phoenix Worldwide Strategies Fund
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund
PHOENIX INVESTMENT SERIES FUND
         Phoenix Income & Growth Fund (Primary Objective)
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund
         Phoenix Nifty Fifty Fund
         Phoenix Small-Cap Growth Fund
PHOENIX INVESTMENT TRUST 97
         Phoenix Small Cap Value Fund
         Phoenix Value Equity Fund
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund
         Phoenix International Strategies Fund
         Phoenix Real Estate Securities Fund
PHOENIX MULTI-SERIES TRUST
         Phoenix Multi-Sector Fixed Income Fund
         Phoenix Multi-Sector Short Term Bond Fund
PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund
         Phoenix Earnings Driven Growth Fund
PHOENIX PHOLIOs
         Phoenix Wealth Builder PHOLIO
         Phoenix Wealth Guardian PHOLIO
PHOENIX SERIES FUND
         Phoenix Balanced Fund
         Phoenix Capital Growth Fund
         Phoenix Core Bond Fund
         Phoenix High Yield Fund
         Phoenix Mid-Cap Growth Fund
         Phoenix Money Market Fund
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Strategic Growth Fund

RECLASSIFICATION OF INVESTMENT OBJECTIVE

         Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, i.e., that shareholder approval be required to change it, but many funds, including all of the Investment Objective Funds, have stated that their investment objectives are fundamental. The Board of Trustees has approved a proposal to make each Investment Objective Fund's investment objective non-fundamental. If approved by shareholders, this change would mean that the Board would be able to change a Investment Objective Fund's investment objective in the future without further action by shareholders. This change would enhance an Investment Objective Fund's flexibility by allowing a Board to more easily alter the Investment Objective Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Of course, Investment Objective Funds' shareholders would receive notice--prior to its implementation--of any change to an Investment Objective Fund's investment objective that has been approved by the Board. This change would also eliminate the costly expense of and unnecessary delays associated with proxy solicitations.

REQUIRED VOTE

         The approval of this proposal requires a Majority Vote of the shareholders of each of the Investment Objective Funds.

BOARD APPROVAL OF PROPOSAL TO RECLASSIFY INVESTMENT OBJECTIVE OF THE INVESTMENT OBJECTIVE FUNDS

         At a meeting held on February 15, 2006, each Board of the Investment Objective Funds, including the Disinterested Trustees, reviewed the Proposal and determined that the Proposal would benefit the applicable Investment Objective Fund and its shareholders because of the increased flexibility and reduction in costs and delays associated with proxy solicitations that would result from the approval of the Proposal. Accordingly, each Board of the Investment Objective Funds, including the Disinterested Trustees, concluded that it would be in the best interests of the applicable Investment Objective Fund and its shareholders, to approve the Proposal.

          PROPOSAL 5: APPROVAL OF A PROPOSAL TO RATIFY THE SELECTION OF
         PRICEWATERHOUSECOOPERS LLC AS THE INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM FOR THE TRUSTS

SELECTION OF PRICEWATERHOUSECOOPERS LLC

         Each Board of Trustees, including a majority of the Disinterested Trustees, have selected PricewaterhouseCoopers LLC ("PricewaterhouseCoopers") to act as the independent registered public accounting firm for each Trust's fiscal year. The Trusts' 2006 fiscal year ends are:

         Phoenix Adviser Trust -- February 28
         Phoenix Asset Trust -- December 31
         Phoenix CA Tax-Exempt Bond Fund -- April 30
         Phoenix Equity Series Fund -- August 31
         Phoenix Equity Trust -- June 30
         Phoenix Institutional Mutual Funds -- December 31
         Phoenix Investment Series Fund -- April 30
         Phoenix Investment Trust 97 -- August 31
         Phoenix Investment Trust 06 -- December 31
         Phoenix Multi-Portfolio Fund -- November 30
         Phoenix Multi-Series Trust -- October 31
         Phoenix Opportunities Trust -- September 30
         Phoenix PHOLIOs -- July 31
         Phoenix Portfolios -- October 31
         Phoenix Series Fund -- October 31
         Phoenix Strategic Equity Series Fund -- April 30

         PricewaterhouseCoopers has acted as the independent registered accounting firm for each Trust for many years. Each Board's selection was approved by its Audit Committee at a meeting held on May 18, 2006. The Audit Committee meets at least twice a year with representatives of PricewaterhouseCoopers to discuss the scope of their engagement and review the financial statements of the Funds and the results of their examinations thereof.

REQUIRED VOTE

         The approval of this proposal requires a Majority Vote of the shareholders of each of the Trusts.

BOARD APPROVAL OF SELECTION OF PRICEWATERHOUSECOOPERS LLC

         Each Board recommends a vote "FOR" the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm for the Trusts.

         The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for each Trust's 2005 fiscal year for professional services rendered for: (i) the audit of the Trust's annual financial statements and the review of financial statements included in the Trust's reports to shareholders; (ii) assurance and related services that are reasonably related to the audit of the Trust's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii).

                                                                AUDIT-RELATED
                                            AUDIT FEES               FEES               TAX FEES           ALL OTHER FEES
                                      --------------------  --------------------  --------------------  --------------------
                                         2004       2005       2004       2005      2004       2005       2004       2005
                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Phoenix Adviser Trust.........         $13,000    $36,923        $0         $0      $2,000     $9,173        $0         $0
Phoenix Asset Trust...........        $100,635    $97,635    $5,000     $5,000     $20,000    $20,000        $0         $0
Phoenix CA Tax-Exempt Bond
  Fund........................         $28,627    $28,627    $1,000     $1,000      $4,950     $4,950        $0         $0
Phoenix Equity Series Fund....         $27,047    $27,047    $1,000     $1,000      $4,750     $7,250        $0         $0
Phoenix Equity Trust..........         $28,047    $39,554    $2,000     $1,000      $5,400    $11,050        $0         $0
Phoenix Institutional Mutual
  Funds.......................         $27,627    $40,804    $1,000     $2,000      $5,400    $11,150        $0         $0
Phoenix Investment Series
  Fund........................         $29,627    $43,154    $1,000     $2,000      $5,700     $9,500        $0         $0
Phoenix Investment Trust 97...         $54,094    $51,054    $2,000     $2,000      $9,500     $9,500        $0         $0
Phoenix Investment Trust 06...         $84,488    $78,408    $4,000     $4,000     $21,500    $19,000        $0         $0
Phoenix Multi-Portfolio Fund..        $110,188   $110,188    $4,000     $4,000     $14,500    $22,750        $0         $0
Phoenix Multi-Series Trust....         $67,694    $84,121    $2,000     $3,000     $12,200    $16,500        $0         $0
Phoenix Opportunities Trust...         $82,641    $82,641    $3,000     $3,000     $14,500    $15,050        $0         $0
Phoenix PHOLIOs...............         $34,094    $31,054    $2,000     $2,000      $9,400     $9,400        $0         $0
Phoenix Portfolios............         $34,047    $34,047    $1,000     $1,000      $6,350     $6,350        $0         $0
Phoenix Series Fund...........        $170,582   $170,582    $6,000     $6,000     $28,650    $28,400        $0         $0
Phoenix Strategic Equity Series
  Fund........................         $53,654    $53,654    $2,000     $2,000      $9,500     $9,500        $0         $0

         The Trusts' Audit Committee has adopted procedures to pre-approve audit and non-audit services for the Trusts and PIC and any entity controlling, controlled by or under common control with PIC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Advisers and Advisers' Affiliates"). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit services to be approved by the Audit Committee prior to engagement of PricewaterhouseCoopers. In recommending PricewaterhouseCoopers as the Funds' independent registered public accounting firm, the Audit Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Advisers and Advisers' Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers' independence. The aggregate amount of non-audit fees paid by the Trusts, the Advisers and an Advisers' Affiliate for services provided to the Trusts, the Advisers and an Advisers' Affiliate, which includes amounts described above, were $1,877,791 and $892,561 for the years ending December 31, 2004 and 2005. All such non-audit services were pre-approved in accordance with the Trusts' policy.

         PricewaterhouseCoopers has advised the Trusts that it has no direct or indirect financial interest in any of the Trusts. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. Representatives of PricewaterhouseCoopers are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                           SHARE OWNERSHIP INFORMATION

         The table in Appendix F sets forth information about those shareholders who beneficially owned 5% or more of the outstanding shares of the Trusts as of the Record Date.

                             PORTFOLIO TRANSACTIONS

         The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not make portfolio transactions through affiliated brokers.

                                 OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereupon in their discretion.

         Under the provisions of the Trusts' charter documents and applicable law, no annual meeting of shareholders is required, and the Trusts do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trusts within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of each Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trusts will assist in communicating to other shareholders about such meeting.

         PLEASE VOTE BY LOGGING ON TO THE INTERNET AT
HTTPS://VOTE.PROXY-DIRECT.COM OR BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE
CARD(S) BY [              ], 2006 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID
ENVELOPE.

By order of the Board of Trustees

                                                     /s/  Kevin J. Carr
                                                     ------------------
                                                     Name:  Kevin Carr, Esq.
                                                     Title: Secretary

                                   APPENDIX A

            SHARES OF THE TRUSTS/FUNDS OUTSTANDING ON THE RECORD DATE

TRUST, Fund                            Class A              Class B              Class C            Class X
-----------                            -------              -------              -------            -------

PHOENIX ADVISER TRUST
Phoenix Focused Value Fund
Phoenix Foreign Opportunities Fund

PHOENIX ASSET TRUST
Phoenix Rising Dividends Fund
Phoenix Small-Mid Cap Fund

PHOENIX CA TAX-EXEMPT BOND FUND

PHOENIX EQUITY SERIES FUND
Phoenix Growth & Income Fund

PHOENIX EQUITY TRUST
Phoenix Mid-Cap Value Fund
Phoenix Pathfinder Fund
Phoenix Relative Value Fund
Phoenix Total Value Fund
Phoenix Worldwide Strategies Fund

PHOENIX INSTITUTIONAL MUTUAL FUNDS
Phoenix Institutional Bond Fund
Phoenix Low Duration Core Plus Bond
Fund

PHOENIX INVESTMENT SERIES FUND
Phoenix Global Utilities Fund
Phoenix Income & Growth Fund

TRUST, Fund                            Class A              Class B              Class C            Class X
-----------                            -------              -------              -------            -------

PHOENIX INVESTMENT TRUST 97
Phoenix Small-Cap Sustainable Growth
Fund
Phoenix Quality Small-Cap Fund
Phoenix Small-Cap Value Fund
Phoenix Value Equity Fund

PHOENIX INVESTMENT TRUST 06
Phoenix All Cap Growth Fund
Phoenix Nifty Fifty Fund
Phoenix Small-Cap Growth Fund

PHOENIX MULTI-PORTFOLIO FUND
Phoenix Emerging Markets Bond Fund
Phoenix International Strategies Fund
Phoenix Real Estate Securities Fund

PHOENIX MULTI-SERIES TRUST
Phoenix High Yield Securities Fund
Phoenix Multi-Sector Fixed Income
Fund
Phoenix Multi-Sector Short Term Bond
Fund

PHOENIX OPPORTUNITIES TRUST
Phoenix Bond Fund
Phoenix Earnings Driven Growth Fund
Phoenix Growth Opportunities Fund

TRUST, Fund                            Class A              Class B              Class C            Class X
-----------                            -------              -------              -------            -------
PHOENIX PHOLIOs
Phoenix Conservative Income PHOLIO
Phoenix Diversifier PHOLIO
Phoenix International PHOLIO
Phoenix Wealth Accumulator PHOLIO
Phoenix Wealth Builder PHOLIO
Phoenix Wealth Guardian PHOLIO
Phoenix Wealth Preserver PHOLIO

PHOENIX PORTFOLIOS
Phoenix Market Neutral Fund

PHOENIX SERIES FUND
Phoenix Balanced Fund
Phoenix Capital Growth Fund
Phoenix Core Bond Fund
Phoenix High Yield Fund
Phoenix Mid-Cap Growth Fund
Phoenix Money Market Fund

PHOENIX STRATEGIC EQUITY SERIES FUND
Phoenix Dynamic Growth Fund
Phoenix Fundamental Growth Fund
Phoenix  Strategic Growth Fund

         In addition, Phoenix Institutional Bond Fund series and Phoenix Low Duration Core Plus Bond Fund series of Phoenix Institutional Mutual Funds had ______ and ______ shares of Class Y outstanding, respectively; and Phoenix Multi-Sector Short Term Bond Fund series of Phoenix Multi-Series Trust had ___ shares of Class T outstanding on the Record Date.

                                   APPENDIX B

           NOMINEE OWNERSHIP OF EQUITY SECURITIES OF THE TRUSTS/FUNDS

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN
                                                                                  TRUSTS/FUNDS OVERSEEN BY
                                            DOLLAR RANGE OF EQUITY              TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE          SECURITIES IN THE TRUST/FUND               INVESTMENT COMPANIES

E. Virgil Conway                         PHOENIX SERIES FUND                    Over $100,000
                                         Phoenix Capital Growth Fund
                                         $1-$10,000

                                         PHOENIX MULTI-SERIES FUND
                                         Phoenix Multi-Sector
                                         Fixed Income Fund
                                         $50,001-$100,000

Harry Dalzell-Payne                      None                                   None

Daniel T. Geraci                         PHOENIX INVESTMENT TRUST 06            $10,001-$50,000
                                         Phoenix Nifty Fifty Fund
                                         $1-$10,000

                                         PHOENIX OPPORTUNITIES TRUST
                                         Phoenix Strategic Growth Fund
                                         $1-$10,000

                                         PHOENIX SERIES FUND
                                         Phoenix Capital Growth Fund
                                         $1-$10,000

Francis E. Jeffries                      None                                   None

Leroy Keith, Jr.                         PHOENIX MULTI-SERIES FUND              $1-$10,000
                                         Phoenix Multi-Sector Short-
                                         Term Bond Fund
                                         $1-$10,000

Marilyn E. LaMarche                      None                                   None

Philip R. McLoughlin                     PHOENIX EQUITY SERIES FUND             Over $100,000
                                         Phoenix Growth & Income Fund
                                         Over $100,000

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN
                                                                                  TRUSTS/FUNDS OVERSEEN BY
                                            DOLLAR RANGE OF EQUITY              TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE          SECURITIES IN THE TRUST/FUND               INVESTMENT COMPANIES

                                         PHOENIX INVESTMENT TRUST 97
                                         Phoenix Small Cap Value Fund
                                         $50,001-$100,000
                                         Phoenix Value Equity Fund
                                         $10,001-$50,000

                                         PHOENIX INVESTMENT TRUST 06
                                         Phoenix All-Cap Growth Fund
                                         $10,001-$50,000
                                         Phoenix Small-Cap Growth Fund
                                         $10,001-$50,000

                                         PHOENIX MULTI-SERIES TRUST
                                         Phoenix Multi-Sector Short-
                                         Term Bond Fund
                                         Over $100,000

                                         PHOENIX OPPORTUNITIES TRUST
                                         Phoenix Earnings Driven Growth Fund
                                         $10,001-$50,000

                                         PHOENIX SERIES FUND
                                         Phoenix Capital Growth Fund
                                         $10,001-$50,000
                                         Phoenix Money Market Fund
                                         Over $100,000

Geraldine M. McNamara                    PHOENIX EQUITY SERIES FUND             Over $100,000
                                         Phoenix Growth & Income Fund
                                         Over $100,000

                                         PHOENIX SERIES FUND
                                         Phoenix Balanced Fund
                                         $50,001-$100,000

James M. Oates                           PHOENIX ADVISER TRUST                  Over $100,000
                                         Phoenix Foreign Opportunities Fund
                                         $10,001-$50,000

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN
                                                                                  TRUSTS/FUNDS OVERSEEN BY
                                            DOLLAR RANGE OF EQUITY              TRUSTEE/NOMINEE IN FAMILY OF
        NAME OF TRUSTEE/NOMINEE          SECURITIES IN THE TRUST/FUND               INVESTMENT COMPANIES

                                         PHOENIX ASSET TRUST
                                         Phoenix Rising Dividends Fund
                                         Phoenix Small-Mid Cap Fund
                                         $10,001-$50,000

                                         PHOENIX EQUITY SERIES FUND
                                         Phoenix Growth & Income Fund
                                         $50,001-$100,000

                                         PHOENIX EQUITY TRUST
                                         Phoenix Total Value Fund
                                         $50,001-$100,000

                                         PHOENIX INVESTMENT TRUST 06
                                         Phoenix Small-Cap Growth Fund
                                         $10,001-$50,000

                                         PHOENIX MULTI-PORTFOLIO FUND
                                         Phoenix International
                                         Strategies Fund
                                         $10,001-$50,000

                                         PHOENIX STRATEGIC EQUITY
                                         SERIES FUND
                                         Phoenix Dynamic Growth Fund
                                         Phoenix Fundamental Growth Fund
                                         $10,001-$50,000

Ferdinand L. J. Verdonck                 None                                   None

                                   APPENDIX C

                        COMPENSATION OF THE TRUSTEES FOR
                    THE CALENDAR YEAR ENDED DECEMBER 31, 2005

                    E.         HARRY                   LEROY    GERALDINE      JAMES     RICHARD   MARILYN     PHILIP     FERDINAND
                  VIRGIL      DALZELL-   FRANCIS E.    KEITH,       M.           M.         E.        E.          R.        L.J.
                  CONWAY       PAYNE      JEFFRIES      JR.     MCNAMARA(1)    OATES    SEGERSON   LAMARCHE   MCLOUGHLIN  VERDONCK
                 ----------  ----------  ---------- ----------  ----------  ---------- ---------- ----------  ----------  ---------
Phoenix Adviser
 Trust........   $ 2,003.66  $ 1,892.68  $ 1,507.32 $ 1,400.73  $ 1,892.68  $ 1,768.29 $ 1,507.32 $ 1,276.34  $ 4,439.02  $ 4,439.02
Phoenix Asset
 Trust........    18,013.80   18,185.71    7.552.41   6,760.87   20,664.21   11,405.06   7,552.41   7,016.53   24,284.38   24,284.38
Phoenix CA
 Tax-Exempt
 Bond Fund....     3,290.26    3,087.42    2,143.68   2,038.29    2,970.34    3,162.14   2,259.06   1,788.00    4,893.51    4,893.51
Phoenix Equity
 Series Fund..     3,290.26    3,087.42    2,143.67   2,038.29    2,970.34    3,162.14   2,259.06   1,788.00    4,893.51    4,893.51
Phoenix Equity
 Trust........     8,305.52    7,824.85    5,487.35   5,171.59    7,590.69    7,824.28   5,718.12   4,520.99   12,787.01   12,787.01
Phoenix Institutional
 Mutual Funds.     5,210.36    4,920.78    3,497.01   3,162.67    4,803.70    4,869.53   3,612.40   2,917.67    8,358.44    8,358.44
Phoenix Investment
 Series Fund..     6,124.64    5,783.88    4,191.19   3,900.44    5,646.57    5,824.28   4,306.58   3,479.84    9,787.01    9,787.01
Phoenix Investment
 Trust 97.....     6,580.52    6,174.85    4,287.34   4,076.59    5,940.69    6,324.28   4,518.12   3,575.99    9,787.01    9,787.01
Phoenix Investment
 Trust 06.....     7,680.39    7,333.44    5,413.35   4,894.41    7,333.44    6,829.53   5,413.35   4,518.71   13,859.73   13,859.73
Phoenix Multi-Portfolio
 Fund.........    13,161.04   12,349.69    8,574.71   8,153.18   11,881.37   12,648.57   9,036.24   7,151.98   19,574.02   19,574.02
Phoenix Multi-Series
 Trust........     7,155.52    6,724.85    4,687.35   4,441.59    6,490.69    6,824.28   4,918.12   3,890.99   10,787.01   10,787.01
Phoenix Opportunities
 Trust........    10,808.28    9,262.27    4,531.44   4,056.52    9,848.53    6,236.44   4,531.44   3,603.32   14,680.52   14,680.52
Phoenix
 PHOLIOs......     8,305.52    7,824.85    5,487.34   5,171.59    7,590.69    7,824.28   5,718.12   4,520.99   12,787.01   12,787.01
Phoenix
 Portfolios...     3,290.26    3,087.42    2,143.67   2,038.29    2,970.34    3,162.14   2,259.06   1,788.00    4,893.51    4,893.51
Phoenix Series
 Fund.........    39,483.12   20,184.85   14,014.91  13,388.21   17,822.06   20,821.36  14,822.59  10,727.97   29,361.03   29,361.03
Phoenix Strategic
  Equity Series
  Fund........     7,730.52    7,274.85    5,087.34   4,806.59    7,040.69    7,324.28   5,318.12   4,205.99   11,787.01   11,787.01
TOTAL COMPENSATION
FROM THE FUND
COMPLEX......   $201,433.68 $175,999.79 $134,750.09 $75,499.87 $174,457.01 $116,010.92 $83,750.12 $66,771.31 $232,959.71 $232,959.71

(1) Amounts shown includes $62,500 deferred pursuant to the Phoenix Funds' deferred compensation plan.



         The Trusts do not maintain pension or retirement plans. However, the Phoenix Funds have a deferred compensation plan.

         Each Trustee who is not currently employed by PIC, or any of its affiliates, is entitled to a consolidated fee schedule that applies across all funds in the Phoenix Fund Complex. This schedule consists of an annual retainer of $60,000 for Board members, $5,000 for Audit Committee members, $3,000 for Governance and Nominating Committee members and $6,000 for Executive and Compliance Committee members. Each Board member was entitled to a fee of $4,000 for each in person meeting and $1,250 for each telephonic meeting. Each Audit Committee member was entitled to $3,000 for each in person meeting and $1,500 for each telephonic meeting. Each Governance and Nominating Committee member was entitled to $2,500 for each meeting attended in person and $1,000 for each telephonic meeting. Each Executive and Compliance Committee member was entitled to $5,000 for each meeting attended in person and $1,500 for each telephonic meeting. The Chairperson of the Audit Committee receives an additional $6,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $3,000 retainer fee.

         The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of PIC or an affiliate of PIC who are interested persons are compensated by PIC, or an affiliate of PIC, and receive no compensation from the Funds.

                                   APPENDIX D

                        EXECUTIVE OFFICERS OF THE TRUSTS

         Unless otherwise noted, the information provided in the second column of the table below regarding the position held and length of time served applies to all of the Trusts. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480.

--------------------------------------------------------------------------------------------------------------------
    NAME, DATE                      POSITION WITH THE
     OF BIRTH                          TRUSTS AND                              PRINCIPAL OCCUPATIONS DURING
    AND ADDRESS                   LENGTH OF TIME SERVED                             THE LAST FIVE YEARS
------------------------  ------------------------------------------  ----------------------------------------------

Daniel T. Geraci     President since 2004.                            Executive Vice President, Asset Management,
DOB: 6/12/57                                                          The Phoenix Companies, Inc. (since 2003).
                     President of Phoenix Adviser Trust since 2005.   President and Chief Executive Officer, Phoenix
                                                                      Investment Partners, Ltd. (since 2003).
                                                                      President, certain funds within the Phoenix
                                                                      Fund Complex (2004-present). President and
                                                                      Chief Executive Officer of North American
                                                                      investment operations, Pioneer Investment
                                                                      Management USA, Inc. (2001-2003). President of
                                                                      Private Wealth Management Group (2000-2001),
                                                                      and Executive Vice President of Distribution
                                                                      and Marketing for U.S. institutional services
                                                                      business (1998-2000) Fidelity Investments.

George R. Aylward    Executive Vice President since 2004.             Senior Vice President and Chief Operating
DOB: 8/17/64                                                          Officer, Asset Management, The Phoenix
                     Executive Vice President of Phoenix Investment   Companies, Inc. (2004-present). Executive Vice
                     Trust 06 since 2005.                             President and Chief Operating Officer, Phoenix
                                                                      Investment Partners, Ltd. (2004-present). Vice
                     Executive Vice President of Phoenix Adviser      President, Phoenix Life Insurance Company
                     Trust since 2005.                                (2002-2004). Vice President, The Phoenix
                                                                      Companies, Inc. (2001-2004). Vice President,
                                                                      Finance, Phoenix Investment Partners, Ltd.
                                                                      (2001-2002). Assistant Controller, Phoenix
                                                                      Investment Partners, Ltd. (1996-2001).
                                                                      Executive Vice President, certain funds within
                                                                      the Phoenix Fund Complex (2004-present).


Francis G. Waltman   Senior Vice President since 2004.                Senior Vice President, Product Development and
DOB: 7/27/62                                                          Management, Phoenix Investment Partners, Ltd.
                     Senior Vice President of Phoenix Investment      (2005-present). Senior Vice President and
                     Trust 06 since 2005.                             Chief Administrative Officer, Phoenix
                                                                      Investment Partners, Ltd., (2003-2004). Senior
                     Senior Vice President of Phoenix Adviser Trust   Vice President and Chief Administrative
                     since 2005.                                      Officer, Phoenix Equity Planning Corporation
                                                                      (1999-2003), Senior Vice President, certain
                                                                      funds within the Phoenix Fund Complex
                                                                      (2004-present).

--------------------------------------------------------------------------------------------------------------------
    NAME, DATE                      POSITION WITH THE
     OF BIRTH                          TRUSTS AND                              PRINCIPAL OCCUPATIONS DURING
    AND ADDRESS                   LENGTH OF TIME SERVED                             THE LAST FIVE YEARS
------------------------  ------------------------------------------  ----------------------------------------------

Marc Baltuch         Vice President and Chief Compliance Officer      Chief Compliance Officer, Zweig-DiMenna
Zweig-DiMenna        since 2004.                                      Associates LLC (1989-present);
Associates, LLC                                                       Vice President and Chief Compliance Officer,
900 Third Ave.       Vice President and Chief Compliance Officer of   certain Funds within the Phoenix Fund Complex
New York, NY         Phoenix Adviser Trust since 2005.                (2004-present); Vice President, The Zweig Total
10022                                                                 Return Fund, Inc. (2004-present); Vice President,
DOB: 9/23/45                                                          The Zweig Fund, Inc. (2004-present); President and
                                                                      Director of Watermark Securities, Inc.
                                                                      (1991-present); Assistant Secretary of Gotham
                                                                      Advisors Inc. (1990-present); Secretary,
                                                                      Phoenix-Zweig Trust (1989-2003); Secretary,
                                                                      Phoenix Market Neutral Fund (1999-2002).

Nancy G. Curtiss     Chief Financial Officer since 2005 and           Assistant Treasurer (2001-present), Vice
DOB: 11/24/52        Treasurer since 1996.                            President, Fund Accounting (1994-2000), Treasurer
                                                                      (1996-2000), Phoenix Equity Planning Corporation.
                     Chief Financial Officer and Treasurer of         Vice President (2003-present), Phoenix Investment
                     Phoenix Adviser Trust in 2005.                   Partners, Ltd. Chief Financial Officer and
                                                                      Treasurer, or Assistant Treasurer, certain funds
                                                                      within the Phoenix Fund Complex (1994-present).

Kevin J. Carr        Vice President, Chief Legal Officer, Counsel     Vice President and Counsel, Phoenix Life
Phoenix Life         and Secretary since 2005.                        Insurance Company (May 2005-present). Vice
Insurance Company                                                     President, Counsel, Chief Legal Officer and
One American Row                                                      Secretary of certain  funds within the Phoenix
Hartford, CT 06102                                                    Fund Complex (May 2005-present). Compliance
DOB: 8/30/54                                                          Officer of Investments and Counsel, Travelers
                                                                      Life & Annuity Company (January 2005-May 2005).
                                                                      Assistant General Counsel, The Hartford
                                                                      Financial Services Group (1999-2005).

W. Patrick Bradley   Chief Financial Officer and Treasurer of         Second Vice President, Fund Control and Tax,
DOB: 3/2/72          Phoenix Asset Trust, Phoenix-Opportunities       Phoenix Equity Planning Corporation (2004-
                     Trust and Phoenix Investment Trust 06 since      present). Chief Financial Officer and Treasurer
                     2005.                                            (2005-present) or Assistant Treasurer (2004-present)
                                                                      of certain funds within the Phoenix Fund Family.
                                                                      Senior Manager (2002-2004), Manager (2000-2002),
                                                                      Audit, Deloitte & Touche, LLP.

                                   APPENDIX E

                            SUBADVISERS OF THE FUNDS

SUBADVISERS AFFILIATED WITH PIC
-------------------------------

         Duff & Phelps Investment Management Co. ("Duff & Phelps") is subadviser to Phoenix Global Utilities Fund and Phoenix Real Estate Securities Fund and is located at 55 East Monroe Street, Chicago, Illinois 60603. Duff & Phelps is an indirect, wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP.

         Engemann Asset Management ("EAM") is subadviser to Phoenix All-Cap Growth Fund, Phoenix Nifty Fifty Fund and Phoenix Small-Cap Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. EAM is a wholly-owned subsidiary of Pasadena Capital Corporation, which is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Euclid Advisors LLC ("Euclid") is subadviser to Phoenix Market Neutral Fund and Phoenix Small-Cap Value Fund and is located at 900 Third Avenue, New York, NY 10022. Euclid is a wholly-owned subsidiary of Phoenix/Zweig, which is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is subadviser to Phoenix Quality Small-Cap Fund, Phoenix Rising Dividends Fund, Phoenix Small-Cap Sustainable Growth Fund and Phoenix Small Mid-Cap Fund and is located at 1800 Avenue of the Stars, Los Angeles, California 90067. Kayne is a wholly-owned subsidiary of PXP, which is an indirect, wholly-owned subsidiary of PNX.

         Seneca Capital Management LLC ("Seneca") is subadviser to Phoenix Bond Fund, Phoenix Earnings Driven Growth Fund, Phoenix High Yield Fund, Phoenix High Yield Securities Fund and Phoenix Strategic Growth Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca is an indirect, wholly-owned subsidiary of PNX.

SUBADVISERS UNAFFILIATED WITH PIC
---------------------------------

         Acadian Asset Management, Inc. ("Acadian") is subadviser to Phoenix International Strategies Fund, Phoenix Pathfinder Fund, Phoenix Total Value Fund, Phoenix Value Equity Fund and Phoenix Worldwide Strategies Fund and is located at One Post Office Square, Boston, Massachusetts 02102. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM (UK) Limited is wholly-owned by Old Mutual PLC.

         Bennett Lawrence Management, LLC ("Bennett Lawrence") is subadviser to Phoenix Dynamic Growth Fund and is located at 757 Third Avenue, New York, New York 10017.

         CastleArk Management, LLC ("CastleArk") is subadviser to Phoenix Fundamental Growth Fund and is located at 1 North Wacker Drive, Chicago, Illinois 60606.

         Golden Capital Management, LLC ("Golden") is subadviser to Phoenix Relative Value Fund and Phoenix Total Value Fund and is located at Five Resource Square, 10715 David Taylor Drive, Charlotte, North Carolina 28262. Golden is majority-owned by its principals and employees and is a minority-owned subsidiary of Wachovia Corporation.

         Harris Investment Management, Inc. ("Harris") is subadviser to Phoenix Capital Growth Fund, Phoenix Mid-Cap Growth Fund and Phoenix Total Value Fund and is located at 190 South LaSalle, Street, P.O. Box 755, Chicago, Illinois 60690. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc. which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly-traded Canadian banking institution.

         HSBC Halbis Partners (USA) Inc. ("HSBC") is subadviser to Phoenix Emerging Markets Bond Fund and is located at 452 Fifth Avenue, New York, NY 10018. HSBC is a wholly-owned subsidiary of Halbis Partners (UK) Limited, which is wholly-owned by HSBC Group Investment Business Limited. HSBC Investment Business Limited is wholly-owned by HSBC Investment Bank Holdings PLC, which is wholly-owned by HSBC Holdings PLC.

         New Star Institutional Managers Limited ("New Star") is subadviser to Phoenix International Strategies Fund and Phoenix Worldwise Strategies Fund is located at 1 Knightsbridge Green, London, United Kingdom SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited.

         Sasco Capital, Inc. ("Sasco") is subadviser to Phoenix Mid-Cap Value Fund and is located at 10 Sasco Hill Road, Fairfield, Connecticut 06824.

         Turner Investment Partners, Inc. ("Turner") is subadviser to Phoenix Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of March 31, 2006, Turner had approximately $21.3 billion in assets under management.

         Vontobel Asset Management ("Vontobel") is subadviser to Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund and is located at 450 Park Avenue, New York, New York 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland.

                                   APPENDIX F

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF THE TRUSTS/FUNDS


                                    [TO COME]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Please detach at perforation before mailing

  PROXY                       PHOENIX ADVISER TRUST                       PROXY

                               PHOENIX ASSET TRUST
                         (formerly PHOENIX-KAYNE FUNDS)

                         PHOENIX CA TAX-EXEMPT BOND FUND

                           PHOENIX EQUITY SERIES FUND

                              PHOENIX EQUITY TRUST

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INVESTMENT SERIES FUND

                           PHOENIX INVESTMENT TRUST 97

                           PHOENIX INVESTMENT TRUST 06
                        (formerly PHOENIX-ENGEMANN FUNDS)

                          PHOENIX MULTI-PORTFOLIO FUND

                           PHOENIX MULTI-SERIES TRUST

                           PHOENIX OPPORTUNITIES TRUST

                                 PHOENIX PHOLIOs

                               PHOENIX PORTFOLIOS

                               PHOENIX SERIES FUND

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                October 31, 2006

The undersigned shareholder(s) of Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 31, 2006, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, at 2 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix Series Fund and Phoenix Strategic Equity Series Fund, each a Delaware statutory trust, are referred to herein as the "Trusts." The Funds identified in Proposal 2 of the Proxy Statement are referred to herein as the "Manager-of-Managers Funds." The Funds identified in Proposal 3 of the Proxy Statement are referred to herein as the "Fundamental Restriction Funds." The Funds identified in Proposal 4 are referred to herein as the "Investment Objective Funds."

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                           _____________________________________
                                           Signature and Title, if applicable


                                           _____________________________________
                                           Signature (if held jointly)


                                           Date___________________________, 2006

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
             THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

TRUSTS
------
PHOENIX ADVISER TRUST
         Phoenix Focused Value Fund                     [NUMBER OF SHARES OWNED]
         Phoenix Foreign Opportunities Fund             [NUMBER OF SHARES OWNED]
PHOENIX ASSET TRUST
         Phoenix Rising Dividends Fund                  [NUMBER OF SHARES OWNED]
         Phoenix Small-Mid Cap Fund                     [NUMBER OF SHARES OWNED]
PHOENIX CA TAX-EXEMPT BOND FUND                         [NUMBER OF SHARES OWNED]
PHOENIX EQUITY SERIES FUND
         Phoenix Growth & Income Fund                   [NUMBER OF SHARES OWNED]
PHOENIX EQUITY TRUST
         Phoenix Mid-Cap Value Fund                     [NUMBER OF SHARES OWNED]
         Phoenix Pathfinder Fund                        [NUMBER OF SHARES OWNED]
         Phoenix Relative Value Fund                    [NUMBER OF SHARES OWNED]
         Phoenix Total Value Fund                       [NUMBER OF SHARES OWNED]
         Phoenix Worldwide Strategies Fund              [NUMBER OF SHARES OWNED]
PHOENIX INSTITUTIONAL MUTUAL FUNDS
         Phoenix Institutional Bond Fund                [NUMBER OF SHARES OWNED]
         Phoenix Low-Duration Core Plus Bond Fund       [NUMBER OF SHARES OWNED]
PHOENIX INVESTMENT SERIES FUND
         Phoenix Global Utilities Fund                  [NUMBER OF SHARES OWNED]
         Phoenix Income & Growth Fund                   [NUMBER OF SHARES OWNED]
PHOENIX INVESTMENT TRUST 06
         Phoenix All-Cap Growth Fund                    [NUMBER OF SHARES OWNED]
         Phoenix Nifty Fifty Fund                       [NUMBER OF SHARES OWNED]
         Phoenix Small-Cap Growth Fund                  [NUMBER OF SHARES OWNED]
PHOENIX INVESTMENT TRUST 97
         Phoenix Small-Cap Value Fund                   [NUMBER OF SHARES OWNED]
         Phoenix Value Equity Fund                      [NUMBER OF SHARES OWNED]
PHOENIX MULTI-PORTFOLIO FUND
         Phoenix Emerging Markets Bond Fund             [NUMBER OF SHARES OWNED]
         Phoenix International Strategies Fund          [NUMBER OF SHARES OWNED]
         Phoenix Real Estate Securities Fund            [NUMBER OF SHARES OWNED]
PHOENIX MULTI-SERIES TRUST
         Phoenix High Yield Securities Fund             [NUMBER OF SHARES OWNED]
         Phoenix Multi-Sector Fixed Income Fund         [NUMBER OF SHARES OWNED]
         Phoenix Multi-Sector Short Term Bond Fund [NUMBER OF SHARES OWNED] PHOENIX OPPORTUNITIES TRUST
         Phoenix Bond Fund                              [NUMBER OF SHARES OWNED]
         Phoenix Earnings Driven Growth Fund            [NUMBER OF SHARES OWNED]
         Phoenix Growth Opportunities Fund              [NUMBER OF SHARES OWNED]

PHOENIX PHOLIOs(SM)
         Phoenix Conservative Income PHOLIO             [NUMBER OF SHARES OWNED]
         Phoenix Diversifier PHOLIO                     [NUMBER OF SHARES OWNED]
         Phoenix International PHOLIO                   [NUMBER OF SHARES OWNED]
         Phoenix Wealth Accumulator PHOLIO              [NUMBER OF SHARES OWNED]
         Phoenix Wealth Builder PHOLIO                  [NUMBER OF SHARES OWNED]
         Phoenix Wealth Guardian PHOLIO                 [NUMBER OF SHARES OWNED]
         Phoenix Wealth Preserver PHOLIO                [NUMBER OF SHARES OWNED]
PHOENIX PORTFOLIOS
         Phoenix Market Neutral Fund                    [NUMBER OF SHARES OWNED]
PHOENIX SERIES FUND
         Phoenix Balanced Fund                          [NUMBER OF SHARES OWNED]
         Phoenix Capital Growth Fund                    [NUMBER OF SHARES OWNED]
         Phoenix Core Bond Fund                         [NUMBER OF SHARES OWNED]
         Phoenix High Yield Fund                        [NUMBER OF SHARES OWNED]
         Phoenix Mid-Cap Growth Fund                    [NUMBER OF SHARES OWNED]
         Phoenix Money Market Fund                      [NUMBER OF SHARES OWNED]
PHOENIX STRATEGIC EQUITY SERIES FUND
         Phoenix Dynamic Growth Fund                    [NUMBER OF SHARES OWNED]
         Phoenix Fundamental Growth Fund                [NUMBER OF SHARES OWNED]
         Phoenix Strategic Growth Fund                  [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  |X|

1. To elect eleven Trustees (except as marked to the contrary below). Shareholders of all of the Funds vote on this proposal.

                                                                            WITHHOLD        FOR ALL
                                                                 FOR        AUTHORITY       EXCEPT
                                                                 |_|        |_|             |_|
         E. Virgil Conway................................        __________________________________
         Harry Dalzell-Payne.............................        __________________________________
         Daniel T. Geraci................................        __________________________________
         Francis E. Jeffries.............................        __________________________________
         Leroy Keith, Jr.................................        __________________________________
         Marilyn E. LaMarche.............................        __________________________________
         Philip R. McLoughlin............................        __________________________________
         Geraldine M. McNamara...........................        __________________________________
         James M. Oates..................................        __________________________________
         Richard E. Segerson.............................        __________________________________
         Ferdinand L. J. Verdonck........................        __________________________________

2. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements for the Manager-of-Managers Funds without shareholder approval. Shareholders of the Manager-of-Managers Funds will vote on this proposal.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

3. Approve a proposal to remove certain fundamental investment restrictions from the Fundamental Restriction Funds. Shareholders of the Fundamental Restriction Funds will vote on these proposals.

     PROPOSAL 3A:  Fundamental restriction with respect to loans.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

     PROPOSAL 3B: Changes in the fundamental investment restrictions of the Phoenix Asset Trust to conform to the standard fundamental investment restrictions of the Funds is the Phoenix Fund Complex.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

     PROPOSAL 3C: Changes in the fundamental investment restrictions of the Funds of the Phoenix Adviser Trust to conform to the standard fundamental investment restrictions of the Funds in the Phoenix Fund Complex.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

4. Approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental. Shareholders of the Investment Objective Funds will vote on this proposal.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

5. Approve a proposal to ratify the appointment of PricewaterhouseCoopers LLC as independent registered public accounting firm for the Funds. Shareholders of all of the Funds will vote on this proposal.

         FOR |_|                      ABSTAIN |_|                    AGAINST |_|

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                Your vote is important. Please vote immediately.

--------------------------------------    --------------------------------------
           Vote-by-Internet                          Vote-by-Telephone

  Log on to the Internet and go to                    Call toll-free
  https://www.vote.proxy-direct.com                   1-866-241-6192
--------------------------------------    --------------------------------------

          You should have your proxy card in hand when voting either by internet or by telephone.

          If you vote over the internet or by telephone, please do not mail your card.